EXHIBIT 99.1

--------------------------------------------------------------------------------
MORGAN STANLEY                                                  November 5, 2001
SECURITIZED PRODUCTS GROUP
                                [GRAPHIC OMITTED]
                                 MORGAN STANLEY
--------------------------------------------------------------------------------




                         REVISED COMPUTATIONAL MATERIALS


                                  $310,324,000
                                  APPROXIMATELY

                    MORGAN STANLEY DEAN WITTER CAPITAL I INC.
                                 SERIES 2001-NC3


                       MORTGAGE PASS-THROUGH CERTIFICATES




--------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------
                                     Page 1

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------
                                     Page 21

--------------------------------------------------------------------------------
MORGAN STANLEY                                                  November 5, 2001
SECURITIZED PRODUCTS GROUP
                                [GRAPHIC OMITTED]
                                 MORGAN STANLEY
--------------------------------------------------------------------------------


                           APPROXIMATELY $310,324,000

           MORGAN STANLEY DEAN WITTER CAPITAL I INC., SERIES 2001-NC3

                    MORGAN STANLEY DEAN WITTER CAPITAL I INC.
                                    Depositor

                             OCWEN FEDERAL BANK FSB
                                    Servicer


                             TRANSACTION HIGHLIGHTS

--------   ------------  ------------- ----------------- ------------- -------------  ------------------ -----------  --------------
                                                           Modified
                                       Expected Ratings   Avg Life to  Duration To
Offered                                  (S&P/Fitch/        Call /        Call /      Payment Window To
Classes    Description      Balance        Moody's)       Mty(1)(2)     Mty(1)(2)       Call / Mty(1)(2)  Day Count     Benchmark
--------   ------------  ------------- ----------------- ------------- -------------  ------------------ -----------  --------------

  A-1      Not Offered   $348,167,000                                       *****Not Offered*****

  A-2        Floater     $189,377,000    AAA/AAA/Aaa      2.81 / 3.15   2.64 / 2.90     12/01-10/09 /    Actual/360   1 Month LIBOR
                                                                                         12/01-6/19

  M-1        Floater      $45,355,000      AA/AA/Aa2      5.29 / 5.86   4.81 / 5.22     2/05-10/09 /     Actual/360   1 Month LIBOR
                                                                                          2/05-8/16

  M-2        Floater      $40,316,000        A/A/A2       5.26 / 5.76   4.68 / 5.03     1/05-10/09 /     Actual/360   1 Month LIBOR
                                                                                          1/05-4/15

  B-1        Floater      $35,276,000    BBB-/BBB-/Baa3   5.23 / 5.50   4.53 / 4.70     12/04-10/09 /    Actual/360   1 Month LIBOR
                                                                                           12/04-5/13
--------------------------------------------------------------------------------------------------------------------------------
Notes:
-----
      (1) Certificates are priced to the 10% optional clean-up call.
      (2) Based on the pricing prepayment speed.  See details below.



Issuer:                 Morgan Stanley Dean Witter Capital I Inc. Trust 2001-NC3

Depositor:              Morgan Stanley Dean Witter Capital I Inc.

Master Servicer:        Ocwen Federal Bank FSB

Trustee:                U.S. Bank National Association

Managers:               Morgan Stanley (lead manager); Blaylock & Partners, L.P.
                        and Utendahl Capital Partners, L.P. (co-managers)

Rating Agencies:        Standard & Poor's, Fitch, Inc. and Moody's Investors
                        Service

Offered Certificates:   Classes A-2, M-1, M-2, and B-1 Certificates

Expected Pricing Date:  November [  ], 2001

Expected Closing Date:  November 28, 2001 through DTC and Euroclear or
                        Clearstream, Luxembourg. The Certificates will be sold without accrued interest.



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------
                                     Page 2

Distribution Dates:         The  25th of  each  month,  or if such  day is not a
                            business day, on the next  business  day,  beginning
                            December 26, 2001.

Due Period:                 For any Distribution  Date, the period commencing on
                            the second day of the month  preceding  the month in
                            which such  Distribution  Date  occurs and ending on
                            the   first   day  of  the   month  in  which   such
                            Distribution Date occurs.

Interest Accrual
   Period: The interest accrual period for the Offered Certificates with respect to any Distribution Date will be the period beginning with the 25th day of the month preceding the month in which such Distribution Date occurs (or, in the case of the first Distribution Date, the Closing Date) and ending on the 24th day of the month during which such Distribution Date occurs (on an actual/360 day count basis).

Mortgage Loans:             The Trust  will  consist  of two groups of fixed and
                            adjustable  rate  sub-prime   residential   mortgage
                            loans.

Group I Mortgage Loans:     Approximately  $435,208,870  of Mortgage  Loans with
                            original  principal  balances  that  conform  to the
                            original   principal  balance  limits  for  one-  to
                            four-family residential mortgage loan guidelines for purchase by Freddie Mac.

Group II Mortgage Loans:    Approximately  $236,720,555  of Mortgage  Loans that
                            predominantly have original principal balances that do not conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines for purchase by Freddie Mac.

Pricing Prepayment Speed:   o Fixed Rate Mortgage Loans:  CPR starting at
                              approximately 1.5333% CPR in month 1 and increasing to 23% CPR in month 15 (23%/15 CPR increase for each month), and remaining at 23% CPR thereafter.
                            o ARM Mortgage Loans:  CPR of 25%.

Credit Enhancement:         The Offered Certificates are credit enhanced by:
                            1)  Net monthly excess cashflow from the Mortgage
                                Loans,
                            2)  2.00% overcollateralization (funded upfront).
                                After the Step-down Date, so long as a Trigger Event is not in effect, the required over-collateralization will equal 4.00% of the ending pool balance of the Mortgage Loans, subject to a 0.50% floor, based on the initial balance of the mortgage loans,

                            3) Subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates.

Credit Enhancement
  Percentage:               For any Distribution  Date, the percentage  obtained
                            by dividing (x) the aggregate  Certificate Principal
                            Balance of the subordinate certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution
                            Amount for such Distribution Date) by (y) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------
                                     Page 3

Step-down Date:             The later to occur of:

                            (x) the earlier of:
                                (a) the Distribution Date occurring in December
                                    2004; and
                                (b) the Distribution Date on which the aggregate
                                    balance of the Class A-1 and A-2
                                    Certificates is reduced to zero; and
                            (y) the first  Distribution Date on which the Credit
                                Enhancement Percentage (calculated for this
                                purpose only after taking into account payments of principal on the mortgage loans on the last day of the related Due Period but prior to any applications of Principal Distribution to the certificates) is greater than or equal to 40.00%.

Trigger Event:              A Trigger  Event is in  effect  on any  Distribution
                            Date if (i) on that  Distribution  Date  the 60 Day+
                            Rolling Average equals or exceeds the prior period's
                            Credit Enhancement Percentage to be specified in the Prospectus and (ii) may include other trigger events related to the performance of the Mortgage Loans to be specified in the Prospectus. The 60 Day+ Rolling
                            Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent.

Initial Subordination       Class A:          20.00%
  Percentage:               Class M-1:        13.25%
                            Class M-2:        7.25%
                            Class B:          2.00%

Optional Clean-up Call:     When the ending  principal  balance of the  Mortgage
                            Loans is less than or equal to 10% of the original principal balance of the Mortgage Loans.

Step-up Coupons:            For  all  Offered   Certificates   the  coupon  will
                            increase after the optional clean-up call date, should the call not be exercised.

Class A-1 Pass-Through
  Rate: The Class A-1 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group I Cap,
                            (iii) the WAC Cap, and (iv) 16%.

Class A-2 Pass-Through
  Rate: The Class A-2 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap,
                            (iii) the WAC Cap, and (iv) 16%.

Class M-1 Pass-Through
  Rate: The Class M-1 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the WAC Cap, and (iii) 16%.

Class M-2 Pass-Through
  Rate: The Class M-2 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the WAC Cap, and (iii) 16%.

Class B-1 Pass-Through
   Rate: The Class B-1 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the WAC Cap, and (iii) 16%.

WAC Cap: As to any Distribution Date a per annum rate equal to the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less servicing and trustee fee rates.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------
                                     Page 4

Loan Group I Cap:           As to any Distribution  Date, a per annum rate equal
                            to the  weighted  average  gross rate of the Group I
                            Mortgage Loans in effect on the beginning of the related Due Period less servicing and trustee fee rates.

Loan Group II Cap:          As to any Distribution  Date, a per annum rate equal
                            to the weighted  average  gross rate of the Group II
                            Mortgage Loans in effect on the beginning of the related Due Period less servicing and trustee fee rates.

Class A-1 Basis Risk Carry
Forward Amount:             As  to  any  Distribution   Date,  the  supplemental
                            interest amount for the Class A-1 Certificates will equal the sum of:


                            (i)   the excess,  if any, of interest
                                  that would  otherwise  be due on
                                  such  Certificates  at the Class
                                  A-1  Pass-Through  Rate (without
                                  regard  to the Loan  Group I Cap
                                  or WAC Cap, but giving effect to
                                  the  hard   cap  of  16%)   over
                                  interest  due such  Certificates
                                  at a rate equal to the lesser of
                                  the Loan Group I Cap or WAC Cap;
                            (ii)  any Class A-1 Basis Risk Carry
                                  Forward Amount remaining unpaid
                                  from prior Distribution
                                  Dates; and
                            (iii) interest   on  the   amount   in
                                  clause (ii) at the related Class
                                  A-1  Pass-Through  Rate (without
                                  regard  to the Loan  Group I Cap
                                  or WAC Cap, but giving effect to
                                  the hard cap of 16%).

Class A-2 Basis Risk Carry
Forward Amount:             As  to  any  Distribution   Date,  the  supplemental
                            interest amount for the Class A-2 Certificates will equal the sum of:

                            (i)   the excess,  if any, of interest
                                  that would  otherwise  be due on
                                  such  Certificates  at the Class
                                  A-2  Pass-Through  Rate (without
                                  regard to the Loan  Group II Cap
                                  or WAC Cap, but giving effect to
                                  the  hard   cap  of  16%)   over
                                  interest  due such  Certificates
                                  at a rate equal to the lesser of
                                  the  Loan  Group  II  Cap or WAC
                                  Cap;
                            (ii)  any Class A-2 Basis Risk Carry
                                  Forward Amount remaining unpaid
                                  from prior Distribution Dates;
                                  and
                            (iii) interest   on  the   amount   in
                                  clause (ii) at the related Class
                                  A-2  Pass-Through  Rate (without
                                  regard to the Loan  Group II Cap
                                  or WAC Cap, but giving effect to
                                  the hard cap of 16%).

Class M-1, M-2 and B-1
Basis Risk Carry Forward
Amounts:                    As  to  any  Distribution   Date,  the  supplemental
                            interest amount for each of the Class M-1, M-2 and B-1 Certificates will equal the sum of:


                            (i)   the excess, if any, of interest that
                                  would otherwise be due on such
                                  Certificates at such Certificates'
                                  applicable Pass-Through Rate (without
                                  regard to the WAC Cap, but giving
                                  effect to the hard cap of 16%) over
                                  interest due such Certificates at a
                                  rate equal to the WAC Cap;
                            (ii)  any Basis Risk Carry Forward Amount
                                  for such class remaining unpaid for
                                  such Certificate from prior Distribution
                                  Dates; and
                            (iii) interest on the amount in clause (ii)
                                  at the Certificates' applicable
                                  Pass-Through Rate (without regard to
                                  the WAC Cap, but giving effect to the
                                  hard cap of 16%).


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------
                                     Page 5

Interest Distributions on
Offered Certificates:       On each Distribution  Date,  interest  distributions
                            from  the   Interest   Remittance   Amount  will  be
                            allocated as follows:

                            (i)   the  portion  of  the   Interest
                                  Remittance  Amount  attributable
                                  to the  Loan  Group  I  Mortgage
                                  Loans will be  allocated  first,
                                  to the  Class  A-1  Certificates
                                  and  second,  to the  Class  A-2
                                  Certificates,   its   respective
                                  Accrued Certificate Interest and
                                  any  unpaid  interest  shortfall
                                  amounts;
                            (ii)  the  portion  of  the   Interest
                                  Remittance  Amount  attributable
                                  to the Loan  Group  II  Mortgage
                                  Loans will be  allocated  first,
                                  to the  Class  A-2  Certificates
                                  and  second,  to the  Class  A-1
                                  Certificates,   its   respective
                                  Accrued Certificate Interest and
                                  any  unpaid  interest  shortfall
                                  amounts;
                            (iii) to the Class M-1 Certificates,
                                  its Accrued Certificate Interest;
                            (iv)  to the Class M-2 Certificates,
                                  its Accrued Certificate Interest;
                                  and
                            (v)   to the Class B-1 Certificates,
                                  its Accrued Certificate Interest.



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------
                                     Page 6

Principal Distributions on
Offered Certificates:       On each  Distribution Date (a) prior to the Stepdown
                            Date or (b) on which a Trigger  Event is in  effect,
                            principal    distributions    from   the   Principal
                            Distribution Amount will be allocated as follows:

                            (i) to the Class A Certificates, allocated between the Class A Certificates as described below, until the Certificate Principal Balances thereof have been reduced to zero;
                            (ii) to the Class M-1 Certificates, until the Certificate Principal Balance thereof have been reduced to zero;
                            (iii) to the Class M-2 Certificates, until the Certificate Principal Balance thereof have been reduced to zero; and
                            (iv) to the Class B-1 Certificates, until the Certificate Principal Balance thereof have been reduced to zero.

                            On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:


                            (i) to the Class A Certificates, the lesser of the Principal Distribution Amount and the Class A Principal Distribution Amount, allocated between the Class A Certificates as described below, until the Certificate Principal Balances thereof have been reduced to zero;
                            (ii) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution
                                    Amount,  until  the  Certificate   Principal
                                    Balance  thereof  have been reduced to zero;
                            (iii) to the Class M-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution
                                    Amount,  until  the  Certificate   Principal
                                    Balance  thereof  have been reduced to zero;
                                    and
                            (iv) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution
                                    Amount,  until  the  Certificate   Principal
                                    Balance thereof have been reduced to zero.

                            All   principal   distributions   to  the   Class  A
                            Certificates on any Distribution Date will be allocated between the Class A-1 Certificates and the Class A-2 Certificates on a pro rata basis based on the Class A Principal Allocation Percentage for each such class on such Distribution Date; provided, however, that if the Certificate Principal Balance of either class of Class A Certificates is reduced to zero, then the remaining amount of principal distributions distributable to the class of Class A Certificates on such Distribution Date and all subsequent Distribution Dates, will be distributed to the Class A Certificates remaining until the Certificate Principal Balance thereof has been reduced to zero.

Allocation of Net Monthly
Excess Cashflow:            For any  Distribution  Date,  any Net Monthly Excess
                            Cashflow shall be paid as follows:

                            (i) to the Class M-1 Certificates, the unpaid interest shortfall amount;
                            (ii)   to the Class  M-1  Certificates, the
                                   allocated  unreimbursed  realized
                                   loss  amount;
                            (iii)  to the Class M-2 Certificates, the
                                   unpaid  interest shortfall  amount;
                            (iv)   to the Class M-2 Certificates, the
                                   allocated unreimbursed realized loss
                                   amount;
                            (v)    to the Class B-1 Certificates, the
                                   unpaid interest shortfall amount;
                            (vi)   to the Class  B-1  Certificates,
                                   the allocated  unreimbursed  realized
                                   loss amount; (vii) concurrently,  any
                                   Class A-1 Basis  Risk  Carry  Forward
                                   Amount to the Class A-1 Certificates
                                   and any Class A-2 Basis Risk Carry
                                   Forward Amount to the Class A-2
                                   Certificates; and
                            (viii) sequentially, to Classes M-1, M-2
                                   and B-1 Certificates, in such order,
                                   any Basis Risk Carry Forward Amount
                                   for such classes.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------
                                     Page 7

Interest Remittance
Amount: For any Distribution Date, the portion of available funds for such Distribution Date attributable to interest received or advanced on the Mortgage Loans.

Accrued Certificate
Interest:                   For any Distribution  Date and each class of Offered
                            Certificates, equals the amount of interest accrued during the related interest accrual period at the related Pass-through Rate, reduced by any prepayment interest shortfalls and shortfalls resulting from the application of the relief act allocated to such class.

Principal Distribution
Amount: On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

Basic Principal
Distribution
Amount: On any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

Principal Remittance
Amount: On any Distribution Date, the sum of (i) all scheduled payments of principal collected or advanced on the Mortgage Loans during the Due Period, (ii) the principal portion of all partial and full prepayments received during the month prior to the month during which such Distribution Date occurs, (iii) the principal portion of all net liquidation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs, (iv) the principal portion of repurchased Mortgage Loans, the repurchase obligation for which arose during the month prior to the month during which such Distribution Date occurs and that were repurchased during the period from the prior Distribution Date through the business day prior to such Distribution Date, (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and (vi) the principal portion of the termination price if the Optional Clean Up Call is exercised.

Net Monthly Excess
Cashflow:                   For any  Distribution  Date is the  amount  of funds
                            available for distribution on such Distribution Date remaining after making all payments of interest and principal to the certificates.

Extra Principal
Distribution
Amount: For any Distribution Date, the lesser of (i) the excess of (x) interest collected or advanced on the Mortgage Loans during the related Due Period (less servicing and trustee fees), over (y) the sum of interest payable on the Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

Excess Subordinated
Amount: For any Distribution Date, means the excess, if any of (i) the overcollateralization and (ii) the required overcollateralization for such Distribution Date.

Class A Principal
Allocation
Percentage:                 For any Distribution Date, the percentage equivalent
                            of a fraction,  determined  as  follows:  (i) in the
                            case of the Class A-1  Certificates the numerator of
                            which is (x) the portion of the Principal Remittance
                            Amount   for   such   Distribution   Date   that  is
                            attributable  to  principal  received or advanced on
                            the Loan Group I Mortgage Loans and the  denominator
                            of which is (y) the Principal  Remittance Amount for
                            such Distribution  Date, and (ii) in the case of the
                            Class A-2 Certificates the numerator of which is the
                            (x) the portion of the Principal  Remittance  Amount
                            for such  Distribution  Date that is attributable to
                            principal  received or advanced on the Loan Group II
                            Mortgage  Loans and the  denominator of which is (y)
                            the   Principal    Remittance    Amount   for   such
                            Distribution Date.

Class A Principal
Distribution
Amount: An amount equal to the excess of (x) the aggregate Certificate Principal Balance of the Class A Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 60.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus $3,359,647.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------
                                     Page 8

Class M-1 Principal
Distribution Amount:        An amount  equal to the excess of (x) the sum of (i)
                            the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (ii) the Certificate
                            Principal Balance of the Class M-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately
                            73.50% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related
                            Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus $3,359,647.

Class M-2 Principal
Distribution Amount:        An amount  equal to the excess of (x) the sum of (i)
                            the aggregate  Certificate  Principal Balance of the
                            Class A Certificates  (after taking into account the
                            payment of the Class A Principal Distribution Amount
                            on such  Distribution  Date),  (ii) the  Certificate
                            Principal  Balance  of the  Class  M-1  Certificates
                            (after  taking into account the payment of the Class
                            M-1   Principal    Distribution   Amount   on   such
                            Distribution   Date)  and   (iii)  the   Certificate
                            Principal Balance of the Class M-2 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately
                            85.50% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related
                            Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus $3,359,647.

Class B-1 Principal
Distribution Amount:        An amount  equal to the excess of (x) the sum of (i)
                            the aggregate  Certificate  Principal Balance of the
                            Class A Certificates  (after taking into account the
                            payment of the Class A Principal Distribution Amount
                            on such  Distribution  Date),  (ii) the  Certificate
                            Principal  Balance  of the  Class  M-1  Certificates
                            (after  taking into account the payment of the Class
                            M-1   Principal    Distribution   Amount   on   such
                            Distribution Date), (iii) the Certificate  Principal
                            Balance of the Class M-2 Certificates  (after taking
                            into account the payment of the Class M-2  Principal
                            Distribution  Amount on such Distribution Date), and
                            (iv) the Certificate  Principal Balance of the Class
                            B-1   Certificates   immediately   prior   to   such
                            Distribution  Date  over (y) the  lesser  of (A) the
                            product  of (i)  approximately  96.00%  and (ii) the
                            aggregate principal balance of the Mortgage Loans as
                            of the last day of the  related  Due  Period and (B)
                            the  aggregate  principal  balance  of the  Mortgage
                            Loans as of the last day of the  related  Due Period
                            minus  $3,359,647  provided,   however,   that  with
                            respect to any Distribution  Date on which the Class
                            Certificate  Balance  of the Class A,  Class M-1 and
                            Class M-2  Certificates  have been  reduced to zero,
                            the Class B-1 Principal  Distribution  Amount is the
                            lesser of (x) the Class  Certificate  Balance of the
                            Class  B-1   Certificates   and  (y)  the  Principal
                            Distribution Amount.

Trust Tax Status:           REMIC.

ERISA Eligibility:          Subject the  considerations  in the Prospectus,  all
                            Offered Certificates are ERISA eligible.

SMMEA Eligibility:          It is  anticipated  that the Class A-2 and Class M-1
                            Certificates will be SMMEA eligible.



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------
                                     Page 9

Prospectus:                 The Class A-2,  Class  M-1,  Class M-2 and Class B-1
                            Certificates   are  being  offered   pursuant  to  a
                            prospectus  supplemented by a prospectus  supplement
                            (together,  the "Prospectus").  Complete information
                            with  respect to the  Offered  Certificates  and the
                            collateral   securing   them  is  contained  in  the
                            Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

                            PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------
                                     Page 10

TO MATURITY
-----------

        PERCENTAGE OF CLASS A-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

         DATES                 PPC 0%               PPC 75%              PPC 100%              PPC 125%             PPC 150%
    ---------------         -----------           ----------            ----------           ------------         -----------

         Closing                100%                  100%                 100%                  100%                 100%
        11/25/02                 99                    80                   73                    67                   60
        11/25/03                 98                    60                   49                    38                   29
        11/25/04                 97                    44                   30                    19                    9
        11/25/05                 96                    34                   26                    19                    9
        11/25/06                 95                    28                   20                    14                    9
        11/25/07                 93                    23                   15                    10                    7
        11/25/08                 92                    18                   12                    7                     5
        11/25/09                 90                    15                    9                    6                     4
        11/25/10                 88                    12                    7                    4                     3
        11/25/11                 86                    10                    5                    3                     1
        11/25/12                 84                    8                     4                    3                     0
        11/25/13                 81                    7                     3                    2                     0
        11/25/14                 79                    6                     3                    1                     0
        11/25/15                 76                    5                     2                    0                     0
        11/25/16                 73                    4                     2                    0                     0
        11/25/17                 69                    3                     1                    0                     0
        11/25/18                 65                    3                     0                    0                     0
        11/25/19                 61                    2                     0                    0                     0
        11/25/20                 56                    2                     0                    0                     0
        11/25/21                 51                    2                     0                    0                     0
        11/25/22                 46                    1                     0                    0                     0
        11/25/23                 39                    0                     0                    0                     0
        11/25/24                 33                    0                     0                    0                     0
        11/25/25                 29                    0                     0                    0                     0
        11/25/26                 24                    0                     0                    0                     0
        11/25/27                 19                    0                     0                    0                     0
        11/25/28                 13                    0                     0                    0                     0
        11/25/29                  8                    0                     0                    0                     0
        11/25/30                  3                    0                     0                    0                     0
        11/25/31                  0                    0                     0                    0                     0

  AVERAGE LIFE TO               18.96                 4.17                 3.15                  2.44                 1.88
  MATURITY (IN YEARS)
  AVERAGE LIFE TO               18.93                 3.77                 2.81                  2.14                 1.62
  CALL (IN YEARS)

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------
                                     Page 11

TO MATURITY
-----------



        PERCENTAGE OF CLASS M-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

         DATES                 PPC 0%               PPC 75%              PPC 100%              PPC 125%             PPC 150%
    ---------------         -----------           ----------            ----------           ------------         -----------

         Closing                 100%                 100%                  100%                 100%                  100%
        11/25/02                 100                  100                   100                  100                   100
        11/25/03                 100                  100                   100                  100                   100
        11/25/04                 100                  100                   100                  100                   100
        11/25/05                 100                   86                   63                    54                   96
        11/25/06                 100                   70                   47                    31                   31
        11/25/07                 100                   56                   35                    21                   12
        11/25/08                 100                   45                   26                    14                    8
        11/25/09                 100                   36                   19                    10                    5
        11/25/10                 100                   29                   14                    7                     1
        11/25/11                 100                   23                   11                    5                     0
        11/25/12                 100                   19                    8                    2                     0
        11/25/13                 100                   15                    6                    0                     0
        11/25/14                 100                   12                    4                    0                     0
        11/25/15                 100                   9                     2                    0                     0
        11/25/16                 100                   7                     0                    0                     0
        11/25/17                 100                   6                     0                    0                     0
        11/25/18                 100                   5                     0                    0                     0
        11/25/19                 100                   3                     0                    0                     0
        11/25/20                 100                   1                     0                    0                     0
        11/25/21                 100                   0                     0                    0                     0
        11/25/22                 100                   0                     0                    0                     0
        11/25/23                 100                   0                     0                    0                     0
        11/25/24                 98                    0                     0                    0                     0
        11/25/25                 87                    0                     0                    0                     0
        11/25/26                 74                    0                     0                    0                     0
        11/25/27                 61                    0                     0                    0                     0
        11/25/28                 46                    0                     0                    0                     0
        11/25/29                 30                    0                     0                    0                     0
        11/25/30                 14                    0                     0                    0                     0
        11/25/31                  0                    0                     0                    0                     0

  Average Life to               26.63                 7.75                 5.86                  5.04                 5.01
  Maturity (in years)
  Average Life to               26.51                 7.03                 5.29                  4.59                 4.63
  Call (in years)

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------
                                     Page 12

TO MATURITY
-----------



        PERCENTAGE OF CLASS M-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

         DATES                 PPC 0%               PPC 75%              PPC 100%              PPC 125%             PPC 150%
    ---------------         -----------           ----------            ----------           ------------         -----------

         Closing                100%                  100%                 100%                  100%                 100%
        11/25/02                 100                  100                   100                  100                   100
        11/25/03                 100                  100                   100                  100                   100
        11/25/04                 100                  100                   100                  100                   100
        11/25/05                 100                   86                   63                    45                   31
        11/25/06                 100                   70                   47                    31                   19
        11/25/07                 100                   56                   35                    21                   12
        11/25/08                 100                   45                   26                    14                    8
        11/25/09                 100                   36                   19                    10                    2
        11/25/10                 100                   29                   14                    6                     0
        11/25/11                 100                   23                   11                    2                     0
        11/25/12                 100                   19                    8                    0                     0
        11/25/13                 100                   15                    4                    0                     0
        11/25/14                 100                   12                    1                    0                     0
        11/25/15                 100                   9                     0                    0                     0
        11/25/16                 100                   7                     0                    0                     0
        11/25/17                 100                   5                     0                    0                     0
        11/25/18                 100                   2                     0                    0                     0
        11/25/19                 100                   0                     0                    0                     0
        11/25/20                 100                   0                     0                    0                     0
        11/25/21                 100                   0                     0                    0                     0
        11/25/22                 100                   0                     0                    0                     0
        11/25/23                 100                   0                     0                    0                     0
        11/25/24                 98                    0                     0                    0                     0
        11/25/25                 87                    0                     0                    0                     0
        11/25/26                 74                    0                     0                    0                     0
        11/25/27                 61                    0                     0                    0                     0
        11/25/28                 46                    0                     0                    0                     0
        11/25/29                 30                    0                     0                    0                     0
        11/25/30                 14                    0                     0                    0                     0
        11/25/31                  0                    0                     0                    0                     0

  Average Life to               26.62                 7.67                 5.76                  4.79                 4.35
  Maturity (in years)
  Average Life to               26.51                 7.03                 5.26                  4.39                 4.04
  Call (in years)

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------
                                     Page 13

TO MATURITY
-----------



        PERCENTAGE OF CLASS B-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

         DATES                 PPC 0%               PPC 75%              PPC 100%              PPC 125%             PPC 150%
    ---------------         -----------           ----------            ----------           ------------         -----------

         Closing                100%                  100%                 100%                  100%                 100%
        11/25/02                 100                  100                   100                  100                   100
        11/25/03                 100                  100                   100                  100                   100
        11/25/04                 100                  100                   100                  100                   100
        11/25/05                 100                   86                   63                    45                   31
        11/25/06                 100                   70                   47                    31                   17
        11/25/07                 100                   56                   35                    20                    7
        11/25/08                 100                   45                   26                    10                    1
        11/25/09                 100                   36                   17                    4                     0
        11/25/10                 100                   29                   10                    0                     0
        11/25/11                 100                   23                    5                    0                     0
        11/25/12                 100                   16                    1                    0                     0
        11/25/13                 100                   11                    0                    0                     0
        11/25/14                 100                   7                     0                    0                     0
        11/25/15                 100                   3                     0                    0                     0
        11/25/16                 100                   1                     0                    0                     0
        11/25/17                 100                   0                     0                    0                     0
        11/25/18                 100                   0                     0                    0                     0
        11/25/19                 100                   0                     0                    0                     0
        11/25/20                 100                   0                     0                    0                     0
        11/25/21                 100                   0                     0                    0                     0
        11/25/22                 100                   0                     0                    0                     0
        11/25/23                 100                   0                     0                    0                     0
        11/25/24                 98                    0                     0                    0                     0
        11/25/25                 87                    0                     0                    0                     0
        11/25/26                 74                    0                     0                    0                     0
        11/25/27                 61                    0                     0                    0                     0
        11/25/28                 46                    0                     0                    0                     0
        11/25/29                 30                    0                     0                    0                     0
        11/25/30                 10                    0                     0                    0                     0
        11/25/31                  0                    0                     0                    0                     0

  Average Life to               26.58                 7.36                 5.50                  4.50                 3.96
  Maturity (in years)
  Average Life to               26.50                 7.02                 5.23                  4.29                 3.79
  Call (in years)

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------
                                     Page 14

                  SCHEDULE OF AVAILABLE FUNDS AND SUPPLEMENTAL
                  --------------------------------------------
                      INTEREST CAP RATES (CASH CAP)(1)(2)
                      -----------------------------------


         DATE              CLASS A-1 CAP        CLASS A-2 CAP         CLASS M-1 CAP        CLASS M-2 CAP         CLASS B-1 CAP
      ----------           -------------        -------------         -------------        -------------         -------------
                            ACTUAL/360            ACTUAL/360           ACTUAL/360            ACTUAL/360           ACTUAL/360

      11/25/2001                 -                    -                     -                    -                     -
      12/25/2001               10.09                 9.92                  9.78                 9.78                  9.78
       1/25/2002                8.80                 8.65                  8.52                 8.52                  8.52
       2/25/2002                8.81                 8.67                  8.52                 8.52                  8.52
       3/25/2002                9.77                 9.62                  9.44                 9.44                  9.44
       4/25/2002                8.84                 8.71                  8.53                 8.53                  8.53
       5/25/2002                9.16                 9.03                  8.81                 8.81                  8.81
       6/25/2002                8.88                 8.76                  8.53                 8.53                  8.53
       7/25/2002                9.20                 9.07                  8.82                 8.82                  8.82
       8/25/2002                8.92                 8.81                  8.53                 8.53                  8.53
       9/25/2002                8.94                 8.84                  8.53                 8.53                  8.53
      10/25/2002                9.27                 9.16                  8.82                 8.82                  8.82
      11/25/2002                9.00                 8.90                  8.54                 8.54                  8.54
      12/25/2002                9.33                 9.23                  8.82                 8.82                  8.82
       1/25/2003                9.06                 8.97                  8.54                 8.54                  8.54
       2/25/2003                9.09                 9.01                  8.54                 8.54                  8.54
       3/25/2003               10.11                 10.02                 9.46                 9.46                  9.46
       4/25/2003                9.18                 9.10                  8.55                 8.55                  8.55
       5/25/2003                9.53                 9.45                  8.83                 8.83                  8.83
       6/25/2003                9.27                 9.20                  8.55                 8.55                  8.55
       7/25/2003                9.64                 9.58                  8.84                 8.84                  8.84
       8/25/2003                9.40                 9.34                  8.56                 8.56                  8.56
       9/25/2003                9.47                 9.41                  8.56                 8.56                  8.56
      10/25/2003               10.58                10.40                  9.42                 9.42                  9.42
      11/25/2003               10.96                10.54                  9.55                 9.55                  9.55
      12/25/2003               11.47                11.02                  9.87                 9.87                  9.87
       1/25/2004               11.24                10.81                  9.55                 9.55                  9.55
       2/25/2004               11.55                11.04                  9.63                 9.63                  9.63
       3/25/2004               12.57                12.05                 10.31                10.31                 10.31
       4/25/2004               12.74                12.12                 10.16                10.16                 10.16
       5/25/2004               14.21                13.31                 10.91                10.91                 10.91

1 Cash available to pay current and prior interest divided by the current bond balance

2 Run assuming 15% CPR for fixed collateral and 45% CPR for floating rate collateral, no losses and a 1 month and 6 month Libor rate of 20%


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------
                                     Page 15

                  SCHEDULE OF AVAILABLE FUNDS AND SUPPLEMENTAL
                      INTEREST CAP RATES (CASH CAP)(1)(2)


         DATE              CLASS A-1 CAP        CLASS A-2 CAP         CLASS M-1 CAP        CLASS M-2 CAP         CLASS B-1 CAP
      ----------           -------------        -------------         -------------        -------------         -------------
                            ACTUAL/360            ACTUAL/360           ACTUAL/360            ACTUAL/360           ACTUAL/360

       6/25/2004               14.20                 13.31                10.55                 10.55                10.55
       7/25/2004               15.24                 14.33                10.89                 10.89                10.89
       8/25/2004                 -                   14.72                10.59                 10.59                10.59
       9/25/2004                 -                   15.68                10.59                 10.59                10.59
      10/25/2004                 -                   18.49                11.44                 11.44                11.44
      11/25/2004                 -                   21.12                11.43                 11.43                11.43
      12/25/2004                 -                  664.27                11.79                 11.79                11.79
       1/25/2005                 -                  324.60                11.38                 11.38                11.38
       2/25/2005                 -                   39.94                11.42                 11.42                11.42
       3/25/2005                 -                   42.85                12.62                 12.62                12.62
       4/25/2005                 -                   38.17                11.83                 11.83                11.83
       5/25/2005                 -                   38.77                12.56                 12.56                12.56
       6/25/2005                 -                   36.40                12.11                 12.11                12.11
       7/25/2005                 -                   36.50                12.47                 12.47                12.47
       8/25/2005                 -                   34.39                12.09                 12.09                12.09
       9/25/2005                 -                   33.42                12.06                 12.06                12.06
      10/25/2005                 -                   33.97                12.71                 12.71                12.71
      11/25/2005                 -                   32.26                12.47                 12.47                12.47
      12/25/2005                 -                   32.44                12.83                 12.83                12.83
       1/25/2006                 -                   30.55                12.36                 12.36                12.36
       2/25/2006                 -                   29.80                12.35                 12.35                12.35
       3/25/2006                 -                   19.24                13.62                 13.62                13.62
       4/25/2006                 -                   16.29                12.25                 12.25                12.25
       5/25/2006                 -                   16.75                12.60                 12.60                12.60
       6/25/2006                 -                   16.14                12.14                 12.14                12.14
       7/25/2006                 -                   16.60                12.48                 12.48                12.48
       8/25/2006                 -                   15.99                12.02                 12.02                12.02
       9/25/2006                 -                   15.91                11.97                 11.97                11.97
      10/25/2006                 -                   16.36                12.31                 12.31                12.31
      11/25/2006                 -                   15.76                11.85                 11.85                11.85
      12/25/2006                 -                   16.21                12.19                 12.19                12.19
       1/25/2007                 -                   15.61                11.74                 11.74                11.74
       2/25/2007                 -                   15.54                11.68                 11.68                11.68


1 Cash available to pay current and prior interest divided by the current bond balance

2 Run assuming 15% CPR for fixed collateral and 45% CPR for floating rate collateral, no losses and a 1 month and 6 month Libor rate of 20%


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------
                                     Page 16

                  SCHEDULE OF AVAILABLE FUNDS AND SUPPLEMENTAL
                      INTEREST CAP RATES (CASH CAP)(1)(2)


         DATE              CLASS A-1 CAP        CLASS A-2 CAP         CLASS M-1 CAP        CLASS M-2 CAP         CLASS B-1 CAP
      ----------           -------------        -------------         -------------        -------------         -------------
                             ACTUAL/360           ACTUAL/360           ACTUAL/360            ACTUAL/360           ACTUAL/360

       3/25/2007                 -                   17.12                12.87                 12.87                12.87
       4/25/2007                 -                   15.39                11.57                 11.57                11.57
       5/25/2007                 -                   15.82                11.90                 11.90                11.90
       6/25/2007                 -                   15.24                11.46                 11.46                11.46
       7/25/2007                 -                   15.67                11.79                 11.79                11.79
       8/25/2007                 -                   15.09                11.35                 11.35                11.35
       9/25/2007                 -                   15.02                11.30                 11.30                11.30
      10/25/2007                 -                   15.45                11.62                 11.62                11.62
      11/25/2007                 -                   14.88                11.19                 11.19                11.19
      12/25/2007                 -                   15.30                11.51                 11.51                11.51
       1/25/2008                 -                   14.74                11.09                 11.09                11.09
       2/25/2008                 -                   14.67                11.04                 11.04                11.04
       3/25/2008                 -                   15.61                11.74                 11.74                11.74
       4/25/2008                 -                   14.54                10.93                 10.93                10.93
       5/25/2008                 -                   14.96                11.25                 11.25                11.25
       6/25/2008                 -                   14.41                10.84                 10.84                10.84
       7/25/2008                 -                   14.82                11.15                 11.15                11.15
       8/25/2008                 -                   14.28                10.74                 10.74                10.74
       9/25/2008                 -                   14.22                10.69                 10.69                10.69
      10/25/2008                 -                   14.63                11.00                 11.00                11.00
      11/25/2008                 -                   14.09                10.60                 10.60                10.60
      12/25/2008                 -                   14.50                10.91                 10.91                10.91
       1/25/2009                 -                   13.98                10.51                 10.51                10.51
       2/25/2009                 -                   13.92                10.47                 10.47                10.47
       3/25/2009                 -                   15.35                11.54                 11.54                11.54
       4/25/2009                 -                   13.81                10.38                 10.38                10.38
       5/25/2009                 -                   14.21                10.69                 10.69                10.69
       6/25/2009                 -                   13.70                10.30                 10.30                10.30
       7/25/2009                 -                   14.10                10.60                 10.60                10.60
       8/25/2009                 -                   13.59                10.22                 10.22                10.22
       9/25/2009                 -                   13.54                10.19                 10.19                10.19
      10/25/2009                 -                   13.94                10.49                 10.49                10.49
      11/25/2009                 -                   13.44                10.11                 10.11                10.11

1 Cash available to pay current and prior interest divided by the current bond balance

2 Run assuming 15% CPR for fixed collateral and 45% CPR for floating rate collateral, no losses and a 1 month and 6 month Libor rate of 20%


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------
                                     Page 17

                  SCHEDULE OF AVAILABLE FUNDS AND SUPPLEMENTAL
                      INTEREST CAP RATES (CASH CAP)(1)(2)


         DATE              CLASS A-1 CAP        CLASS A-2 CAP         CLASS M-1 CAP        CLASS M-2 CAP         CLASS B-1 CAP
       ----------           -------------        -------------         -------------        -------------         -------------
                            ACTUAL/360           ACTUAL/360           ACTUAL/360            ACTUAL/360           ACTUAL/360

      12/25/2009                 -                   13.84                10.41                 10.41                10.41
       1/25/2010                 -                   13.35                10.04                 10.04                10.04
       2/25/2010                 -                   13.31                10.01                 10.01                10.01
       3/25/2010                 -                   14.68                11.04                 11.04                11.04
       4/25/2010                 -                   13.22                 9.94                 9.94                   -
       5/25/2010                 -                   13.61                10.24                 10.24                  -
       6/25/2010                 -                   13.13                 9.88                 9.88                   -
       7/25/2010                 -                   13.53                10.18                 10.18                  -
       8/25/2010                 -                   13.05                 9.82                 9.82                   -
       9/25/2010                 -                   13.02                 9.79                 9.79                   -
      10/25/2010                 -                   13.41                10.09                 10.09                  -
      11/25/2010                 -                   12.94                 9.73                 9.73                   -
      12/25/2010                 -                   13.34                10.03                 10.03                  -
       1/25/2011                 -                   12.87                 9.68                 9.68                   -
       2/25/2011                 -                   12.84                 9.65                 9.65                   -
       3/25/2011                 -                   14.18                10.66                 10.66                  -
       4/25/2011                 -                   12.77                 9.61                 9.61                   -
       5/25/2011                 -                   13.17                 9.90                 9.90                   -
       6/25/2011                 -                   12.71                 9.56                 9.56                   -
       7/25/2011                 -                   13.14                 9.85                 9.85                   -
       8/25/2011                 -                   12.74                 9.51                 9.51                   -
       9/25/2011                 -                   12.78                 9.49                 9.49                   -
      10/25/2011                 -                   13.24                 9.79                 9.79                   -
      11/25/2011                 -                   12.85                 9.45                 9.45                   -
      12/25/2011                 -                   13.32                 9.75                 9.75                   -
       1/25/2012                 -                   12.92                 9.42                 9.42                   -
       2/25/2012                 -                   12.96                 9.40                 9.40                   -
       3/25/2012                 -                   13.90                10.03                10.03                   -
       4/25/2012                 -                   13.05                 9.36                 9.36                   -
       5/25/2012                 -                   13.53                 9.66                 9.66                   -
       6/25/2012                 -                   13.14                 9.33                 9.33                   -
       7/25/2012                 -                   13.63                 9.62                 9.62                   -

1 Cash available to pay current and prior interest divided by the current bond balance

2 Run assuming 15% CPR for fixed collateral and 45% CPR for floating rate collateral, no losses and a 1 month and 6 month Libor rate of 20%


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------
                                     Page 18

                  SCHEDULE OF AVAILABLE FUNDS AND SUPPLEMENTAL
                     INTEREST CAP RATES (CASH CAP)(1)(2)


         DATE              CLASS A-1 CAP        CLASS A-2 CAP         CLASS M-1 CAP        CLASS M-2 CAP         CLASS B-1 CAP
      ----------           -------------        -------------         -------------        -------------         -------------
                             ACTUAL/360           ACTUAL/360           ACTUAL/360            ACTUAL/360           ACTUAL/360

       8/25/2012                 -                   13.24                 9.30                 9.30                   -
       9/25/2012                 -                   13.29                 9.28                 9.28                   -
      10/25/2012                 -                   13.78                 9.58                 9.58                   -
      11/25/2012                 -                   13.39                 9.25                  -                     -
      12/25/2012                 -                   13.89                 9.55                  -                     -
       1/25/2013                 -                   13.50                 9.23                  -                     -
       2/25/2013                 -                   13.56                 9.21                  -                     -
       3/25/2013                 -                   15.08                10.19                  -                     -
       4/25/2013                 -                   13.68                 9.19                  -                     -
       5/25/2013                 -                   14.20                 9.48                  -                     -
       6/25/2013                 -                   13.80                 9.17                  -                     -
       7/25/2013                 -                   14.33                 9.46                  -                     -
       8/25/2013                 -                   13.93                 9.15                  -                     -
       9/25/2013                 -                   14.00                 9.14                  -                     -
      10/25/2013                 -                   14.54                 9.43                  -                     -
      11/25/2013                 -                   14.14                 9.12                  -                     -
      12/25/2013                 -                   14.69                 9.41                  -                     -
       1/25/2014                 -                   14.29                 9.10                  -                     -
       2/25/2014                 -                   14.37                 9.09                  -                     -
       3/25/2014                 -                   15.99                10.05                  -                     -
       4/25/2014                 -                   14.53                 9.07                  -                     -
       5/25/2014                 -                   15.09                 9.37                  -                     -
       6/25/2014                 -                   14.69                 9.06                  -                     -
       7/25/2014                 -                   15.27                 9.35                  -                     -
       8/25/2014                 -                   14.86                 9.04                  -                     -
       9/25/2014                 -                   14.95                 9.04                  -                     -
      10/25/2014                 -                   15.54                 9.33                  -                     -
      11/25/2014                 -                   15.20                  -                    -                     -
      12/25/2014                 -                   15.88                  -                    -                     -
       1/25/2015                 -                   15.55                  -                    -                     -
       2/25/2015                 -                   15.74                  -                    -                     -
       3/25/2015                 -                   17.64                  -                    -                     -
       4/25/2015                 -                   16.14                  -                    -                     -
       5/25/2015                 -                   16.89                  -                    -                     -

1 Cash available to pay current and prior interest divided by the current bond balance

2 Run assuming 15% CPR for fixed collateral and 45% CPR for floating rate collateral, no losses and a 1 month and 6 month Libor rate of 20%


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------
                                     Page 19

                  SCHEDULE OF AVAILABLE FUNDS AND SUPPLEMENTAL
                     INTEREST CAP RATES (CASH CAP)(1)(2)




         DATE              CLASS A-1 CAP        CLASS A-2 CAP         CLASS M-1 CAP        CLASS M-2 CAP         CLASS B-1 CAP
      ----------           -------------        -------------         -------------        -------------         -------------
                             ACTUAL/360           ACTUAL/360           ACTUAL/360            ACTUAL/360           ACTUAL/360

       6/25/2015                 -                   16.57                  -                    -                     -
       7/25/2015                 -                   17.37                  -                    -                     -
       8/25/2015                 -                   17.05                  -                    -                     -
       9/25/2015                 -                   17.31                  -                    -                     -
      10/25/2015                 -                   18.17                  -                    -                     -
      11/25/2015                 -                   17.87                  -                    -                     -
      12/25/2015                 -                   18.78                  -                    -                     -
       1/25/2016                 -                   18.50                  -                    -                     -
       2/25/2016                 -                   18.84                  -                    -                     -
       3/25/2016                 -                   20.52                  -                    -                     -
       4/25/2016                 -                   19.57                  -                    -                     -
       5/25/2016                 -                   20.64                  -                    -                     -
       6/25/2016                 -                   20.40                  -                    -                     -
       7/25/2016                 -                   21.56                  -                    -                     -
       8/25/2016                 -                   21.35                  -                    -                     -
       9/25/2016                 -                   21.87                  -                    -                     -
      10/25/2016                 -                   23.17                  -                    -                     -
      11/25/2016                 -                   23.03                  -                    -                     -
      12/25/2016                 -                   24.46                  -                    -                     -
       1/25/2017                 -                   24.37                  -                    -                     -
       2/25/2017                 -                   25.12                  -                    -                     -
       3/25/2017                 -                   28.72                  -                    -                     -
       4/25/2017                 -                   26.83                  -                    -                     -
       5/25/2017                 -                   28.73                  -                    -                     -
       6/25/2017                 -                   28.87                  -                    -                     -
       7/25/2017                 -                   31.05                  -                    -                     -
       8/25/2017                 -                   31.36                  -                    -                     -
       9/25/2017                 -                   32.82                  -                    -                     -
      10/25/2017                 -                   35.60                  -                    -                     -
      11/25/2017                 -                   36.29                  -                    -                     -
      12/25/2017                 -                   39.66                  -                    -                     -
       1/25/2018                 -                   40.78                  -                    -                     -
       2/25/2018                 -                   43.56                  -                    -                     -

1 Cash available to pay current and prior interest divided by the current bond balance

2 Run assuming 15% CPR for fixed collateral and 45% CPR for floating rate collateral, no losses and a 1 month and 6 month Libor rate of 20%


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------
                                     Page 20

                  SCHEDULE OF AVAILABLE FUNDS AND SUPPLEMENTAL
                     INTEREST CAP RATES (CASH CAP)(1)(2)




         DATE              CLASS A-1 CAP        CLASS A-2 CAP         CLASS M-1 CAP        CLASS M-2 CAP         CLASS B-1 CAP
      ----------           -------------        -------------         -------------        -------------         -------------
                             ACTUAL/360           ACTUAL/360           ACTUAL/360            ACTUAL/360           ACTUAL/360

       3/25/2018                 -                   51.84                  -                    -                     -
       4/25/2018                 -                   50.69                  -                    -                     -
       5/25/2018                 -                   57.20                  -                    -                     -
       6/25/2018                 -                   61.10                  -                    -                     -
       7/25/2018                 -                   70.62                  -                    -                     -
       8/25/2018                 -                   77.75                  -                    -                     -
       9/25/2018                 -                   90.46                  -                    -                     -
      10/25/2018                 -                  112.20                  -                    -                     -
      11/25/2018                 -                  136.51                  -                    -                     -
      12/25/2018                 -                  191.31                  -                    -                     -
       1/25/2019                 -                  291.00                  -                    -                     -
       2/25/2019                 -                1,195.01                  -                    -                     -
       3/25/2019                 -                    -                     -                    -                     -

1 Cash available to pay current and prior interest divided by the current bond balance

2 Run assuming 15% CPR for fixed collateral and 45% CPR for floating rate collateral, no losses and a 1 month and 6 month Libor rate of 20%


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely  for  information  purposes  and is  not an  offer  to buy or  sell  or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------
                                     Page 21


MORGAN STANLEY DEAN WITTER CAPITAL I - 2001-NC3                                                                       MORGAN STANLEY
                                                                                                                       4,596 records
All records                                                                                                    Balance:  671,929,425
====================================================================================================================================

SUMMARY STATISTICS
------------------------------------------------------------
Number of Mortgage Loans:                        4,596
Aggregate Principal Balance:                     671,929,425
Weighted Average Current Mortgage Rate:          9.324
Weighted Average Margin:                         6.655
Weighted Average Maximum Rate:                   16.275
Weighted Average Original Term:                  357
Weighted Average Stated Remaining Term:          356
Weighted Average Original LTV:                   78.23
% Owner Occupied:                                93.62
% Purchase:                                      18.47
% Full Doc:                                      56.55
Weighted Average Credit Score:                   583

                                                                                                                                % of
                                                                                                            % of      % of  Mortgage
                                                                                                        Mortgage  Mortgage   Pool by
                                                      % of                                               Pool by   Pool by Aggregate
                                                    Mortgage                                           Aggregate Aggregate   Cut-off
                                                     Pool by                                             Cut-off   Cut-off      Date
                                        Aggregate  Aggregate  Weighted                                      Date      Date Principal
                             Number       Cut-off    Cut-off   Average  Weighted   Weighted  Weighted  Principal Principal   Balance
                                 of          Date       Date     Gross   Average    Average   Average    Balance   Balance  are Full
                           Mortgage     Principal  Principal  Interest  Original  Remaining  Original  are Owner       are  Documen-
Product Types                 Loans       Balance    Balance      Rate      Term       Term       LTV   Occupied Purchases    tation
--------------------       --------     ---------  ---------  --------  --------  ---------  --------  --------- ---------  --------

Fixed - 10 year                  15       765,717       0.11    10.312       120       119     68.88       94.10     0.00     87.95
Fixed - 15 year                 105     7,046,674       1.05     9.889       182       181     69.33       93.11     3.79     69.12
Fixed - 20 year                  54     3,774,281       0.56    10.147       240       239     75.10       97.11     0.00     79.82
Fixed - 25 year                   3       161,712       0.02    10.721       300       299     79.22      100.00     0.00    100.00
Fixed- 30 year                  610    68,272,444      10.16     9.588       360       359     75.52       92.57     7.64     62.92
ARM - 6 month                     1        78,690       0.01    10.750       360       358     75.00      100.00     0.00    100.00
ARM - 2 Year/6 month          3,645   567,256,429      84.42     9.299       360       358     78.81       93.94    20.33     55.45
ARM - 3 Year/6 Month            163    24,573,477       3.66     8.827       360       358     75.66       88.78    13.51     55.49

Total:                        4,596   671,929,425     100.00     9.324       357       356     78.23       93.62    18.47     56.55

------------------------------------------------------------------------------------------------------------------------------------
This  information  is being  delivered  to a specific  number of  prospective  sophisticated  investors  in order to assist  them in determining  whether they have an interest in the type of security  described  herein.  It has been prepared  solely for information purposes  and is not an  offer  to buy or sell or a  solicitation  of an  offer to buy or sell  any  security  or  instrument  or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley")
considers  reliable.  Morgan  Stanley  makes no  representation  or warranty  with  respect to the accuracy or  completeness  of the information,  or with respect to the terms of any future  offer of  securities  conforming  to the terms  hereof.  Any such offer of securities would be made pursuant to a definitive  Prospectus or Private Placement  Memorandum,  as the case may be, prepared by the issuer which could contain material  information not contained herein and to which the prospective  purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities  offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement  Memorandum.  The information  contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market  conditions or events,  and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material  impact on any returns  detailed.  Morgan  Stanley  disclaims  any and all liability  relating to this  information, including without limitation any express or implied  representations or warranties for, statements  contained in, and omissions from the information contained here. Additional  information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect  transactions in,  securities and instruments of issuers  mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date  appearing on this material only.  Information  in this material  regarding any assets backing any securities discussed herein  supersedes all prior information  regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please not that this publication has been issued by Morgan Stanley,  approved by Morgan Stanley  International  Limited, a member of
The Securities and Futures  Authority,  and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their
Morgan Stanley,  Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR
DISTRIBUTIONS     TO    PRIVATE     CUSTOMERS    AS    DEFINED    BY    THE    U.K.     SECURITIES     AND    FUTURES     AUTHORITY.
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                       Page 1 of 12

MORGAN STANLEY DEAN WITTER CAPITAL I - 2001-NC3                                                                       MORGAN STANLEY
                                                                                                                       4,596 records
All records                                                                                                    Balance:  671,929,425
====================================================================================================================================

                                                                                                                                % of
                                                                                                            % of      % of  Mortgage
                                                                                                        Mortgage  Mortgage   Pool by
                                                      % of                                               Pool by   Pool by Aggregate
                                                    Mortgage                                           Aggregate Aggregate   Cut-off
                                                     Pool by                                             Cut-off   Cut-off      Date
                                                   Aggregate  Weighted                                      Date      Date Principal
                             Number     Aggregate    Cut-off   Average  Weighted   Weighted  Weighted  Principal Principal   Balance
                                 of  Cut-off Date       Date     Gross   Average    Average   Average    Balance   Balance  are Full
Range of Cut-off Date      Mortgage     Principal  Principal  Interest  Original  Remaining  Original  are Owner       are  Documen-
Principal Balances ($)        Loans       Balance    Balance      Rate      Term       Term       LTV   Occupied Purchases    tation
----------------------     --------  ------------  ---------  --------  --------  ---------  --------  --------- ---------  --------

<= 7.999                        454    91,878,368     13.67      7.662       359        357     74.57      93.64      9.81    61.94
8.000 - 8.999                 1,255   224,092,765     33.35      8.666       359        357     78.09      94.38     17.54    54.27
9.000 - 9.999                 1,420   201,335,944     29.96      9.582       357        356     80.26      93.34     20.88    54.19
10.000 - 10.999                 945   104,990,766     15.63     10.515       355        354     79.47      93.16     23.72    58.87
11.000 - 11.999                 366    35,804,936      5.33     11.477       353        351     76.08      91.41     19.19    59.78
12.000 - 12.999                 126    11,659,833      1.74     12.491       354        353     71.28      95.72     15.26    63.67
13.000 - 13.999                  28     1,993,808      0.30     13.518       347        345     73.28      87.27      9.29    77.26
14.000 - 14.999                   2       173,003      0.03     14.024       360        359     62.57     100.00      0.00   100.00

Total:                        4,596   671,929,425    100.00      9.324       357        356     78.23      93.62     18.47    56.55


Minimum:             6.550
Maximum:             14.050
Weighted Average:    9.324


------------------------------------------------------------------------------------------------------------------------------------
This  information  is being  delivered  to a specific  number of  prospective  sophisticated  investors  in order to assist  them in determining  whether they have an interest in the type of security  described  herein.  It has been prepared  solely for information purposes  and is not an  offer  to buy or sell or a  solicitation  of an  offer to buy or sell  any  security  or  instrument  or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley")
considers  reliable.  Morgan  Stanley  makes no  representation  or warranty  with  respect to the accuracy or  completeness  of the information,  or with respect to the terms of any future  offer of  securities  conforming  to the terms  hereof.  Any such offer of securities would be made pursuant to a definitive  Prospectus or Private Placement  Memorandum,  as the case may be, prepared by the issuer which could contain material  information not contained herein and to which the prospective  purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities  offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement  Memorandum.  The information  contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market  conditions or events,  and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material  impact on any returns  detailed.  Morgan  Stanley  disclaims  any and all liability  relating to this  information, including without limitation any express or implied  representations or warranties for, statements  contained in, and omissions from the information contained here. Additional  information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect  transactions in,  securities and instruments of issuers  mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date  appearing on this material only.  Information  in this material  regarding any assets backing any securities discussed herein  supersedes all prior information  regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please not that this publication has been issued by Morgan Stanley,  approved by Morgan Stanley  International  Limited, a member of
The Securities and Futures  Authority,  and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their
Morgan Stanley,  Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR
DISTRIBUTIONS     TO    PRIVATE     CUSTOMERS    AS    DEFINED    BY    THE    U.K.     SECURITIES     AND    FUTURES     AUTHORITY.
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                        Page 2 of 12

MORGAN STANLEY DEAN WITTER CAPITAL I - 2001-NC3                                                                       MORGAN STANLEY
                                                                                                                       4,596 records
All records                                                                                                    Balance:  671,929,425
====================================================================================================================================


                                                                                                                                % of
                                                                                                            % of      % of  Mortgage
                                                                                                        Mortgage  Mortgage   Pool by
                                                      % of                                               Pool by   Pool by Aggregate
                                                    Mortgage                                           Aggregate Aggregate   Cut-off
                                                     Pool by                                             Cut-off   Cut-off      Date
                                                   Aggregate  Weighted                                      Date      Date Principal
                             Number     Aggregate    Cut-off   Average  Weighted   Weighted  Weighted  Principal Principal   Balance
                                 of  Cut-off Date       Date     Gross   Average    Average   Average    Balance   Balance  are Full
Range of Cut-off Date      Mortgage     Principal  Principal  Interest  Original  Remaining  Original  are Owner       are  Documen-
Principal Balances ($)        Loans       Balance    Balance      Rate      Term       Term       LTV   Occupied Purchases    tation
----------------------     --------  ------------  ---------  --------  --------  ---------  --------  --------- ---------  --------

1 - 25,000                        3        60,992       0.01    11.022       300       299      42.38      66.87      0.00   100.00
25,001 - 50,000                 382    15,973,281       2.38    10.449       331       330      68.53      82.51     13.42    74.80
50,001 - 75,000                 763    47,912,807       7.13    10.188       348       347      76.06      89.10     18.32    74.69
75,001 - 100,000                713    62,576,057       9.31     9.734       354       352      76.00      92.50     15.32    71.20
100,001 - 125,000               574    64,060,655       9.53     9.653       357       355      77.95      94.25     17.78    69.18
125,001 - 150,000               470    64,731,814       9.63     9.406       358       357      79.07      94.69     20.72    65.71
150,001 - 175,000               362    58,774,937       8.75     9.246       359       357      78.26      95.08     15.05    60.80
175,001 - 200,000               348    65,323,038       9.72     9.091       358       357      78.45      92.32     15.56    55.41
200,001 - 225,000               213    45,352,746       6.75     9.321       360       358      79.57      92.93     23.54    48.25
225,001 - 250,000               154    36,658,784       5.46     9.083       360       358      79.53      94.82     20.70    49.86
250,001 - 275,000               130    34,069,392       5.07     8.889       360       358      78.26      96.08     12.37    47.89
275,001 - 300,000               106    30,582,545       4.55     9.253       360       358      79.50      93.28     25.41    37.67
300,001 - 325,000                90    28,076,874       4.18     8.778       360       358      78.61      96.61     20.05    48.94
325,001 - 350,000                63    21,303,829       3.17     9.158       360       358      79.60      93.58     17.58    36.51
350,001 - 375,000                40    14,559,794       2.17     8.800       360       358      80.88      94.94     24.89    47.73
375,001 - 400,000                52    20,163,939       3.00     9.072       360       358      80.05      94.19     21.05    30.81
400,001>=                       133    61,747,940       9.19     8.769       360       359      79.61      96.15     19.92    42.34

Total:                        4,596   671,929,425     100.00     9.324       357       356      78.23      93.62     18.47    56.55

Minimum:    15,795
Maximum:    649,644
Average:    146,199


------------------------------------------------------------------------------------------------------------------------------------
This  information  is being  delivered  to a specific  number of  prospective  sophisticated  investors  in order to assist  them in determining  whether they have an interest in the type of security  described  herein.  It has been prepared  solely for information purposes  and is not an  offer  to buy or sell or a  solicitation  of an  offer to buy or sell  any  security  or  instrument  or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley")
considers  reliable.  Morgan  Stanley  makes no  representation  or warranty  with  respect to the accuracy or  completeness  of the information,  or with respect to the terms of any future  offer of  securities  conforming  to the terms  hereof.  Any such offer of securities would be made pursuant to a definitive  Prospectus or Private Placement  Memorandum,  as the case may be, prepared by the issuer which could contain material  information not contained herein and to which the prospective  purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities  offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement  Memorandum.  The information  contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market  conditions or events,  and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material  impact on any returns  detailed.  Morgan  Stanley  disclaims  any and all liability  relating to this  information, including without limitation any express or implied  representations or warranties for, statements  contained in, and omissions from the information contained here. Additional  information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect  transactions in,  securities and instruments of issuers  mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date  appearing on this material only.  Information  in this material  regarding any assets backing any securities discussed herein  supersedes all prior information  regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please not that this publication has been issued by Morgan Stanley,  approved by Morgan Stanley  International  Limited, a member of
The Securities and Futures  Authority,  and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their
Morgan Stanley,  Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR
DISTRIBUTIONS     TO    PRIVATE     CUSTOMERS    AS    DEFINED    BY    THE    U.K.     SECURITIES     AND    FUTURES     AUTHORITY.
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                        Page 3 of 12

MORGAN STANLEY DEAN WITTER CAPITAL I - 2001-NC3                                                                       MORGAN STANLEY
                                                                                                                       4,596 records
All records                                                                                                    Balance:  671,929,425
====================================================================================================================================

                                                                                                                                % of
                                                                                                            % of      % of  Mortgage
                                                                                                        Mortgage  Mortgage   Pool by
                                                      % of                                              Pool by   Pool by Aggregate
                                                    Mortgage                                           Aggregate Aggregate   Cut-off
                                                     Pool by                                             Cut-off   Cut-off      Date
                                                   Aggregate  Weighted                                      Date      Date Principal
                             Number     Aggregate    Cut-off   Average  Weighted   Weighted  Weighted  Principal Principal   Balance
                                 of  Cut-off Date       Date     Gross   Average    Average   Average    Balance   Balance  are Full
Range of                   Mortgage     Principal  Principal  Interest  Original  Remaining  Original  are Owner       are  Documen-
Original Terms                Loans       Balance    Balance      Rate      Term       Term       LTV   Occupied Purchases    tation
----------------------     --------  ------------  ---------  --------  --------  ---------  --------  --------- ---------  --------

120                              15       765,717       0.11    10.312       120        119     68.88      94.10      0.00    87.95
180                             104     6,968,298       1.04     9.868       180        179     69.32      93.03      3.84    69.90
240                              54     3,774,281       0.56    10.147       240        239     75.10      97.11      0.00    79.82
300                               3       161,712       0.02    10.721       300        299     79.22     100.00      0.00   100.00
360                           4,420   660,259,416      98.26     9.312       360        358     78.35      93.61     18.76    56.23

Total:                        4,596   671,929,425     100.00     9.324       357        356     78.23      93.62     18.47    56.55


Minimum:    120
Maximum:    360
Weighted Average: 357

                                                                                                                                % of
                                                                                                            % of      % of  Mortgage
                                                                                                        Mortgage  Mortgage   Pool by
                                                      % of                                              Pool by   Pool by Aggregate
                                                    Mortgage                                           Aggregate Aggregate   Cut-off
                                                     Pool by                                             Cut-off   Cut-off      Date
                                                   Aggregate  Weighted                                      Date      Date Principal
                             Number     Aggregate    Cut-off   Average  Weighted   Weighted  Weighted  Principal Principal   Balance
                                 of  Cut-off Date       Date     Gross   Average    Average   Average    Balance   Balance  are Full
Range of                   Mortgage     Principal  Principal  Interest  Original  Remaining  Original  are Owner       are  Documen-
Remaining Terms               Loans       Balance    Balance      Rate      Term       Term       LTV   Occupied Purchases    tation
----------------------     --------  ------------  ---------  --------  --------  ---------  --------  --------- ---------  --------

109 - 120                        15       765,717       0.11    10.312       120       119      68.88     94.10       0.00    87.95
169 - 180                       104     6,968,298       1.04     9.868       180       179      69.32     93.03       3.84    69.90
229 - 240                        54     3,774,281       0.56    10.147       240       239      75.10     97.11       0.00    79.82
289 - 300                         3       161,712       0.02    10.721       300       299      79.22    100.00       0.00   100.00
349 - 360                     4,420   660,259,416      98.26     9.312       360       358      78.35     93.61      18.76    56.23

Total:                        4,596   671,929,425     100.00     9.324       357       356      78.23     93.62      18.47    56.55

Minimum:    118
Maximum:    359
Weighted Average: 356

------------------------------------------------------------------------------------------------------------------------------------
This  information  is being  delivered  to a specific  number of  prospective  sophisticated  investors  in order to assist  them in determining  whether they have an interest in the type of security  described  herein.  It has been prepared  solely for information purposes  and is not an  offer  to buy or sell or a  solicitation  of an  offer to buy or sell  any  security  or  instrument  or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley")
considers  reliable.  Morgan  Stanley  makes no  representation  or warranty  with  respect to the accuracy or  completeness  of the information,  or with respect to the terms of any future  offer of  securities  conforming  to the terms  hereof.  Any such offer of securities would be made pursuant to a definitive  Prospectus or Private Placement  Memorandum,  as the case may be, prepared by the issuer which could contain material  information not contained herein and to which the prospective  purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities  offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement  Memorandum.  The information  contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market  conditions or events,  and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material  impact on any returns  detailed.  Morgan  Stanley  disclaims  any and all liability  relating to this  information, including without limitation any express or implied  representations or warranties for, statements  contained in, and omissions from the information contained here. Additional  information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect  transactions in,  securities and instruments of issuers  mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date  appearing on this material only.  Information  in this material  regarding any assets backing any securities discussed herein  supersedes all prior information  regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please not that this publication has been issued by Morgan Stanley,  approved by Morgan Stanley  International  Limited, a member of
The Securities and Futures  Authority,  and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their
Morgan Stanley,  Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR
DISTRIBUTIONS     TO    PRIVATE     CUSTOMERS    AS    DEFINED    BY    THE    U.K.     SECURITIES     AND    FUTURES     AUTHORITY.
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                        Page 4 of 12

MORGAN STANLEY DEAN WITTER CAPITAL I - 2001-NC3                                                                       MORGAN STANLEY
                                                                                                                       4,596 records
All records                                                                                                    Balance:  671,929,425
====================================================================================================================================

                                                                                                                                % of
                                                                                                            % of      % of  Mortgage
                                                                                                        Mortgage  Mortgage   Pool by
                                                      % of                                               Pool by   Pool by Aggregate
                                                    Mortgage                                           Aggregate Aggregate   Cut-off
                                                     Pool by                                             Cut-off   Cut-off      Date
                                        Aggregate  Aggregate  Weighted                                      Date      Date Principal
                             Number       Cut-off    Cut-off   Average  Weighted   Weighted  Weighted  Principal Principal   Balance
                                 of          Date       Date     Gross   Average    Average   Average    Balance   Balance  are Full
                           Mortgage     Principal  Principal  Interest  Original  Remaining  Original  are Owner       are  Documen-
Range of LTV Ratios           Loans       Balance    Balance      Rate      Term       Term       LTV   Occupied Purchases    tation
--------------------       --------  ------------  ---------  --------  --------  ---------  --------  --------- ---------  --------

<=40.00                          76     6,348,767       0.94     8.916       343        341     32.05      93.50     1.24     42.90
40.01 - 50.00                    89     8,529,103       1.27     9.154       344        343     45.29      94.31     9.49     60.81
50.01 - 60.00                   239    27,432,666       4.08     9.080       353        351     56.47      91.87     5.21     49.72
60.01 - 70.00                   666    90,753,197      13.51     9.422       357        355     66.89      90.82     7.74     51.67
70.01 - 80.00                 1,833   266,802,445      39.71     9.258       357        355     77.79      92.78    16.62     53.69
80.01 - 90.00                 1,667   268,064,108      39.89     9.396       359        357     86.64      95.47    25.63     61.28
90.01 - 100.00                   26     3,999,139       0.60     9.368       357        356     94.50     100.00    42.88    100.00

Total:                        4,596   671,929,425     100.00     9.324       357        356     78.23      93.62    18.47     56.55

Minimum:    14.11
Maximum:    99.00
Weighted Average:   78.23



------------------------------------------------------------------------------------------------------------------------------------
This  information  is being  delivered  to a specific  number of  prospective  sophisticated  investors  in order to assist  them in determining  whether they have an interest in the type of security  described  herein.  It has been prepared  solely for information purposes  and is not an  offer  to buy or sell or a  solicitation  of an  offer to buy or sell  any  security  or  instrument  or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley")
considers  reliable.  Morgan  Stanley  makes no  representation  or warranty  with  respect to the accuracy or  completeness  of the information,  or with respect to the terms of any future  offer of  securities  conforming  to the terms  hereof.  Any such offer of securities would be made pursuant to a definitive  Prospectus or Private Placement  Memorandum,  as the case may be, prepared by the issuer which could contain material  information not contained herein and to which the prospective  purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities  offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement  Memorandum.  The information  contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market  conditions or events,  and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material  impact on any returns  detailed.  Morgan  Stanley  disclaims  any and all liability  relating to this  information, including without limitation any express or implied  representations or warranties for, statements  contained in, and omissions from the information contained here. Additional  information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect  transactions in,  securities and instruments of issuers  mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date  appearing on this material only.  Information  in this material  regarding any assets backing any securities discussed herein  supersedes all prior information  regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please not that this publication has been issued by Morgan Stanley,  approved by Morgan Stanley  International  Limited, a member of
The Securities and Futures  Authority,  and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their
Morgan Stanley,  Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR
DISTRIBUTIONS     TO    PRIVATE     CUSTOMERS    AS    DEFINED    BY    THE    U.K.     SECURITIES     AND    FUTURES     AUTHORITY.
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                        Page 5 of 12


MORGAN STANLEY DEAN WITTER CAPITAL I - 2001-NC3                                                                       MORGAN STANLEY
                                                                                                                       4,596 records
All records                                                                                                    Balance:  671,929,425
===================================================================================================================================

                                                                                                                                % of
                                                                                                            % of      % of  Mortgage
                                                                                                        Mortgage  Mortgage   Pool by
                                                      % of                                               Pool by   Pool by Aggregate
                                                    Mortgage                                           Aggregate Aggregate   Cut-off
                                                     Pool by                                             Cut-off   Cut-off      Date
                                        Aggregate  Aggregate  Weighted                                      Date      Date Principal
                             Number       Cut-off    Cut-off   Average  Weighted   Weighted  Weighted  Principal Principal   Balance
                                 of          Date       Date     Gross   Average    Average   Average    Balance   Balance  are Full
Range of                   Mortgage     Principal  Principal  Interest  Original  Remaining  Original  are Owner       are  Documen-
Gross Margins (%)             Loans       Balance    Balance      Rate      Term       Term       LTV   Occupied Purchases    tation
--------------------       --------  ------------  ---------  --------  --------  ---------  --------  --------- ---------  --------

Fixed Rate Loans                787    80,020,829      11.91     9.650     336          335      74.90      92.86      6.86    64.57
<=5.000                           3       631,282       0.09     7.662     360          358      59.91     100.00      0.00    74.38
5.001 - 5.500                     2       149,501       0.02    10.223     360          358      78.75      53.46      0.00   100.00
5.501 - 6.000                    21     3,778,284       0.56     8.235     360          358      77.88     100.00      0.00    78.19
6.001 - 6.500                 1,638   278,819,191      41.50     8.880     360          358      80.54      90.98     25.45    47.83
6.501 - 7.000                 1,240   187,483,684      27.90     9.371     360          358      78.51      95.94     16.03    58.92
7.001 - 7.500                   903   120,572,110      17.94    10.103     360          359      74.77      96.43     14.42    66.91
8.001 - 8.500                     1       249,849       0.04     8.500     360          359      79.37     100.00      0.00     0.00
>9.000                            1       224,695       0.03     9.750     360          359      79.76     100.00    100.00   100.00

Total:                        4,596   671,929,425     100.00     9.324     357          356      78.23      93.62     18.47    56.55

Non-Zero Minimum:     4.950
Maximum:             9.750
Non-Zero Weighted Average:   6.655


------------------------------------------------------------------------------------------------------------------------------------
This  information  is being  delivered  to a specific  number of  prospective  sophisticated  investors  in order to assist  them in determining  whether they have an interest in the type of security  described  herein.  It has been prepared  solely for information purposes  and is not an  offer  to buy or sell or a  solicitation  of an  offer to buy or sell  any  security  or  instrument  or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley")
considers  reliable.  Morgan  Stanley  makes no  representation  or warranty  with  respect to the accuracy or  completeness  of the information,  or with respect to the terms of any future  offer of  securities  conforming  to the terms  hereof.  Any such offer of securities would be made pursuant to a definitive  Prospectus or Private Placement  Memorandum,  as the case may be, prepared by the issuer which could contain material  information not contained herein and to which the prospective  purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities  offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement  Memorandum.  The information  contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market  conditions or events,  and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material  impact on any returns  detailed.  Morgan  Stanley  disclaims  any and all liability  relating to this  information, including without limitation any express or implied  representations or warranties for, statements  contained in, and omissions from the information contained here. Additional  information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect  transactions in,  securities and instruments of issuers  mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date  appearing on this material only.  Information  in this material  regarding any assets backing any securities discussed herein  supersedes all prior information  regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please not that this publication has been issued by Morgan Stanley,  approved by Morgan Stanley  International  Limited, a member of
The Securities and Futures  Authority,  and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their
Morgan Stanley,  Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR
DISTRIBUTIONS     TO    PRIVATE     CUSTOMERS    AS    DEFINED    BY    THE    U.K.     SECURITIES     AND    FUTURES     AUTHORITY.
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                        Page 6 of 12


MORGAN STANLEY DEAN WITTER CAPITAL I - 2001-NC3                                                                       MORGAN STANLEY
                                                                                                                       4,596 records
All records                                                                                                    Balance:  671,929,425
====================================================================================================================================

                                                                                                                                % of
                                                                                                            % of      % of  Mortgage
                                                                                                        Mortgage  Mortgage   Pool by
                                                      % of                                               Pool by   Pool by Aggregate
                                                    Mortgage                                           Aggregate Aggregate   Cut-off
                                                     Pool by                                             Cut-off   Cut-off      Date
                                        Aggregate  Aggregate  Weighted                                      Date      Date Principal
                             Number       Cut-off    Cut-off   Average  Weighted   Weighted  Weighted  Principal Principal   Balance
                                 of          Date       Date     Gross   Average    Average   Average    Balance   Balance  are Full
Range of                   Mortgage     Principal  Principal  Interest  Original  Remaining  Original  are Owner       are  Documen-
Maximum Loan Rates (%)        Loans       Balance    Balance      Rate      Term       Term       LTV   Occupied Purchases    tation
----------------------     --------  ------------  ---------  --------  --------  ---------  --------  --------- ---------  --------


Fixed Rate Loans                787    80,020,829     11.91      9.650       336        335     74.90      92.86      6.86    64.57
<=15.000                        433    88,896,666     13.23      7.686       360        358     75.53      94.09     10.85    59.97
15.001 - 15.500                 415    80,207,346     11.94      8.407       360        358     77.72      93.49     19.07    55.90
15.501 - 16.000                 728   128,398,296     19.11      8.895       360        358     79.34      94.71     19.90    52.59
16.001 - 16.500                 518    78,953,583     11.75      9.359       360        359     80.28      91.32     22.04    53.96
16.501 - 17.000                 665    96,926,087     14.43      9.855       360        359     81.42      94.01     24.07    51.02
17.001 - 17.500                 390    46,516,025      6.92     10.353       360        359     79.80      93.64     25.73    56.93
17.501 - 18.000                 314    36,549,652      5.44     10.854       360        359     78.52      94.29     23.72    60.42
18.001 - 18.500                 142    15,688,055      2.33     11.347       360        359     77.38      96.10     22.63    57.57
18.501 - 19.000                 107    10,800,661      1.61     11.867       360        359     72.74      90.91     19.76    60.43
19.001 - 19.500                  41     4,038,873      0.60     12.354       360        359     68.76      90.45      5.06    67.43
19.501 - 20.000                  37     3,373,911      0.50     12.870       360        358     69.62      98.61     21.39    73.32
>20.000                          19     1,559,440      0.23     13.608       360        358     72.67      90.10      9.63    79.54

Total:                        4,596   671,929,425    100.00      9.324       357        356     78.23      93.62     18.47    56.55

Non-Zero Minimum:  13.490
Maximum:     21.050
Non-Zero Weighted Average:   16.275




------------------------------------------------------------------------------------------------------------------------------------
This  information  is being  delivered  to a specific  number of  prospective  sophisticated  investors  in order to assist  them in determining  whether they have an interest in the type of security  described  herein.  It has been prepared  solely for information purposes  and is not an  offer  to buy or sell or a  solicitation  of an  offer to buy or sell  any  security  or  instrument  or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley")
considers  reliable.  Morgan  Stanley  makes no  representation  or warranty  with  respect to the accuracy or  completeness  of the information,  or with respect to the terms of any future  offer of  securities  conforming  to the terms  hereof.  Any such offer of securities would be made pursuant to a definitive  Prospectus or Private Placement  Memorandum,  as the case may be, prepared by the issuer which could contain material  information not contained herein and to which the prospective  purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities  offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement  Memorandum.  The information  contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market  conditions or events,  and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material  impact on any returns  detailed.  Morgan  Stanley  disclaims  any and all liability  relating to this  information, including without limitation any express or implied  representations or warranties for, statements  contained in, and omissions from the information contained here. Additional  information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect  transactions in,  securities and instruments of issuers  mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date  appearing on this material only.  Information  in this material  regarding any assets backing any securities discussed herein  supersedes all prior information  regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please not that this publication has been issued by Morgan Stanley,  approved by Morgan Stanley  International  Limited, a member of
The Securities and Futures  Authority,  and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their
Morgan Stanley,  Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR
DISTRIBUTIONS     TO    PRIVATE     CUSTOMERS    AS    DEFINED    BY    THE    U.K.     SECURITIES     AND    FUTURES     AUTHORITY.
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                        Page 7 of 12


MORGAN STANLEY DEAN WITTER CAPITAL I - 2001-NC3                                                                      MORGAN STANLEY
                                                                                                                      4,596 records
All records                                                                                                   Balance:  671,929,425
====================================================================================================================================


                                                                                                                                % of
                                                                                                            % of      % of  Mortgage
                                                                                                        Mortgage  Mortgage   Pool by
                                                      % of                                               Pool by   Pool by Aggregate
                                                    Mortgage                                           Aggregate Aggregate   Cut-off
                                                     Pool by                                             Cut-off   Cut-off      Date
                                        Aggregate  Aggregate  Weighted                                      Date      Date Principal
                             Number       Cut-off    Cut-off   Average  Weighted   Weighted  Weighted  Principal Principal   Balance
                                 of          Date       Date     Gross   Average    Average   Average    Balance   Balance  are Full
Next Rate                  Mortgage     Principal  Principal  Interest  Original  Remaining  Original  are Owner       are  Documen-
Adjustment Dates              Loans       Balance    Balance      Rate      Term       Term       LTV   Occupied Purchases    tation
----------------------     --------  ------------  ---------  --------  --------  ---------  --------  --------- ---------  --------

March 2002                       1         78,690      0.01     10.750       360       358      75.00    100.00      0.00    100.00
July 2003                       37      7,434,518      1.11      8.231       360       356      76.92     97.36     21.55     50.26
August 2003                    194     35,916,489      5.35      8.581       360       357      78.63     95.06     16.28     51.18
September 2003               1,250    196,619,820     29.26      9.377       360       358      79.05     94.02     19.02     56.71
October 2003                 2,164    327,285,602     48.71      9.355       360       359      78.74     93.69     21.53     55.29
July 2004                        5      1,128,096      0.17      8.040       360       356      70.95    100.00     22.18      8.13
August 2004                     11      1,971,857      0.29      7.798       360       357      68.04     87.00      3.06     30.79
September 2004                  53      7,292,205      1.09      9.011       360       358      74.70     99.32     10.64     70.75
October 2004                    94     14,181,318      2.11      8.938       360       359      77.59     82.71     15.74     54.85
Fixed Rate                     787     80,020,829     11.91      9.650       336       335      74.90     92.86      6.86     64.57

Total:                       4,596    671,929,425     100.00     9.324       357       356      78.23     93.62     18.47     56.55

Non-Zero Minimum: 2002-03-01
Maximum:          2004-10-01


------------------------------------------------------------------------------------------------------------------------------------
This  information  is being  delivered  to a specific  number of  prospective  sophisticated  investors  in order to assist  them in determining  whether they have an interest in the type of security  described  herein.  It has been prepared  solely for information purposes  and is not an  offer  to buy or sell or a  solicitation  of an  offer to buy or sell  any  security  or  instrument  or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley")
considers  reliable.  Morgan  Stanley  makes no  representation  or warranty  with  respect to the accuracy or  completeness  of the information,  or with respect to the terms of any future  offer of  securities  conforming  to the terms  hereof.  Any such offer of securities would be made pursuant to a definitive  Prospectus or Private Placement  Memorandum,  as the case may be, prepared by the issuer which could contain material  information not contained herein and to which the prospective  purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities  offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement  Memorandum.  The information  contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market  conditions or events,  and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material  impact on any returns  detailed.  Morgan  Stanley  disclaims  any and all liability  relating to this  information, including without limitation any express or implied  representations or warranties for, statements  contained in, and omissions from the information contained here. Additional  information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect  transactions in,  securities and instruments of issuers  mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date  appearing on this material only.  Information  in this material  regarding any assets backing any securities discussed herein  supersedes all prior information  regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please not that this publication has been issued by Morgan Stanley,  approved by Morgan Stanley  International  Limited, a member of
The Securities and Futures  Authority,  and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their
Morgan Stanley,  Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR
DISTRIBUTIONS TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                       Page 8 of 12

MORGAN STANLEY DEAN WITTER CAPITAL I - 2001-NC3                                                                       MORGAN STANLEY
                                                                                                                       4,596 records
All records                                                                                                    Balance:  671,929,425
====================================================================================================================================

                                                                                                                                % of
                                                                                                            % of      % of  Mortgage
                                                                                                        Mortgage  Mortgage   Pool by
                                                      % of                                               Pool by   Pool by Aggregate
                                                    Mortgage                                           Aggregate Aggregate   Cut-off
                                                     Pool by                                             Cut-off   Cut-off      Date
                                        Aggregate  Aggregate  Weighted                                      Date      Date Principal
                             Number       Cut-off    Cut-off   Average  Weighted   Weighted  Weighted  Principal Principal   Balance
Geographic                       of          Date       Date     Gross   Average    Average   Average    Balance   Balance  are Full
Distribution of            Mortgage     Principal  Principal  Interest  Original  Remaining  Original  are Owner       are  Documen-
Mortgaged Properties          Loans       Balance    Balance      Rate      Term       Term       LTV   Occupied Purchases    tation
----------------------     --------  ------------  ---------  --------  --------  ---------  --------  --------- ---------  --------

California                    1,398   297,948,554     44.34      8.912       359       357      78.41      93.68     17.77    49.75
Illinois                        288    42,036,721      6.26      9.461       359       357      77.15      94.86     16.80    54.30
Michigan                        359    37,269,238      5.55      9.811       359       358      76.89      94.66     11.33    63.67
Florida                         314    33,259,057      4.95      9.711       356       355      78.81      89.97     32.74    60.05
Colorado                        186    30,552,311      4.55      9.234       360       359      78.56      91.63     11.36    53.98
Texas                           359    30,212,178      4.50     10.230       335       334      76.26      96.46     11.18    71.43
Massachusetts                   114    22,160,337      3.30      9.185       360       359      73.75      90.52     11.36    62.22
Washington                       89    13,538,099      2.01      9.459       360       358      79.07      91.64     22.51    52.29
Georgia                         116    13,270,685      1.98      9.827       353       352      78.78      95.89     21.99    64.77
Ohio                            151    13,170,902      1.96      9.549       358       357      79.87      92.76     20.75    68.18
Nevada                           72    10,926,204      1.63      9.550       360       358      82.73      87.92     39.93    59.03
Minnesota                        79    10,128,612      1.51      9.664       360       359      77.56      96.00     28.72    62.68
Arizona                          97     9,969,140      1.48      9.533       357       356      79.10      90.80      9.49    59.15
New Jersey                       47     8,058,171      1.20      9.874       357       356      78.18      90.84     19.83    74.20
Indiana                          85     6,983,254      1.04      9.657       353       351      80.30      88.02     22.84    76.95
Other                           842    92,445,963     13.76      9.737       355       354      78.94      95.71     21.11    63.43

Total:                        4,596   671,929,425    100.00      9.324       357       356      78.23      93.62     18.47    56.55

Number of States/District of Columbia Represented:  47


------------------------------------------------------------------------------------------------------------------------------------
This  information  is being  delivered  to a specific  number of  prospective  sophisticated  investors  in order to assist  them in determining  whether they have an interest in the type of security  described  herein.  It has been prepared  solely for information purposes  and is not an  offer  to buy or sell or a  solicitation  of an  offer to buy or sell  any  security  or  instrument  or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley")
considers  reliable.  Morgan  Stanley  makes no  representation  or warranty  with  respect to the accuracy or  completeness  of the information,  or with respect to the terms of any future  offer of  securities  conforming  to the terms  hereof.  Any such offer of securities would be made pursuant to a definitive  Prospectus or Private Placement  Memorandum,  as the case may be, prepared by the issuer which could contain material  information not contained herein and to which the prospective  purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities  offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement  Memorandum.  The information  contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market  conditions or events,  and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material  impact on any returns  detailed.  Morgan  Stanley  disclaims  any and all liability  relating to this  information, including without limitation any express or implied  representations or warranties for, statements  contained in, and omissions from the information contained here. Additional  information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect  transactions in,  securities and instruments of issuers  mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date  appearing on this material only.  Information  in this material  regarding any assets backing any securities discussed herein  supersedes all prior information  regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please not that this publication has been issued by Morgan Stanley,  approved by Morgan Stanley  International  Limited, a member of
The Securities and Futures  Authority,  and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their
Morgan Stanley,  Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR
DISTRIBUTIONS     TO    PRIVATE     CUSTOMERS    AS    DEFINED    BY    THE    U.K.     SECURITIES     AND    FUTURES     AUTHORITY.
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                        Page 9 of 12

MORGAN STANLEY DEAN WITTER CAPITAL I - 2001-NC3                                                                       MORGAN STANLEY
                                                                                                                       4,596 records
All records                                                                                                    Balance:  671,929,425
====================================================================================================================================

                                                                                                                                % of
                                                                                                            % of      % of  Mortgage
                                                                                                        Mortgage  Mortgage   Pool by
                                                      % of                                               Pool by   Pool by Aggregate
                                                    Mortgage                                           Aggregate Aggregate   Cut-off
                                                     Pool by                                             Cut-off   Cut-off      Date
                                        Aggregate  Aggregate  Weighted                                      Date      Date Principal
                             Number       Cut-off    Cut-off   Average  Weighted   Weighted  Weighted  Principal Principal   Balance
                                 of          Date       Date     Gross   Average    Average   Average    Balance   Balance  are Full
                           Mortgage     Principal  Principal  Interest  Original  Remaining  Original  are Owner       are  Documen-
Occupancy                     Loans       Balance    Balance      Rate      Term       Term       LTV   Occupied Purchases    tation
----------------------     --------  ------------  ---------  --------  --------  ---------  --------  --------- ---------  --------

Primary                       4,235   629,067,266     93.62      9.317       357        356     78.37     100.00      17.72    57.44
Investment                      350    40,851,898      6.08      9.444       357        356     76.25       0.00      27.77    43.40
Second Home                      11     2,010,260      0.30      8.905       360        359     74.29       0.00      64.67    44.44

Total:                        4,596   671,929,425    100.00      9.324       357        356     78.23      93.62      18.47    56.55

------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                                % of
                                                                                                            % of      % of  Mortgage
                                                                                                        Mortgage  Mortgage   Pool by
                                                      % of                                               Pool by   Pool by Aggregate
                                                    Mortgage                                           Aggregate Aggregate   Cut-off
                                                     Pool by                                             Cut-off   Cut-off      Date
                                        Aggregate  Aggregate  Weighted                                      Date      Date Principal
                             Number       Cut-off    Cut-off   Average  Weighted   Weighted  Weighted  Principal Principal   Balance
                                 of          Date       Date     Gross   Average    Average   Average    Balance   Balance  are Full
                           Mortgage     Principal  Principal  Interest  Original  Remaining  Original  are Owner       are  Documen-
Property Type                 Loans       Balance    Balance      Rate      Term       Term       LTV   Occupied Purchases    tation
----------------------     --------  ------------  ---------  --------  --------  ---------  --------  --------- ---------  --------

Single Family Residence       3,739   528,843,770      78.71     9.346       357        355     78.11      95.62     15.94    57.80
PUD                             337    65,782,827       9.79     9.277       358        357     80.28      95.20     30.65    54.25
2-4 Family                      263    45,135,451       6.72     9.255       359        357     76.98      68.83     26.48    41.35
Condo                           209    28,561,157       4.25     9.078       358        357     77.93      91.51     25.44    61.24
Manufactured Housing             48     3,606,220       0.54     9.800       345        344     75.88      99.02     11.51    68.08

Total:                        4,596   671,929,425     100.00     9.324       357        356     78.23      93.62     18.47    56.55


------------------------------------------------------------------------------------------------------------------------------------
This  information  is being  delivered  to a specific  number of  prospective  sophisticated  investors  in order to assist  them in determining  whether they have an interest in the type of security  described  herein.  It has been prepared  solely for information purposes  and is not an  offer  to buy or sell or a  solicitation  of an  offer to buy or sell  any  security  or  instrument  or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley")
considers  reliable.  Morgan  Stanley  makes no  representation  or warranty  with  respect to the accuracy or  completeness  of the information,  or with respect to the terms of any future  offer of  securities  conforming  to the terms  hereof.  Any such offer of securities would be made pursuant to a definitive  Prospectus or Private Placement  Memorandum,  as the case may be, prepared by the issuer which could contain material  information not contained herein and to which the prospective  purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities  offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement  Memorandum.  The information  contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market  conditions or events,  and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material  impact on any returns  detailed.  Morgan  Stanley  disclaims  any and all liability  relating to this  information, including without limitation any express or implied  representations or warranties for, statements  contained in, and omissions from the information contained here. Additional  information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect  transactions in,  securities and instruments of issuers  mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date  appearing on this material only.  Information  in this material  regarding any assets backing any securities discussed herein  supersedes all prior information  regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please not that this publication has been issued by Morgan Stanley,  approved by Morgan Stanley  International  Limited, a member of
The Securities and Futures  Authority,  and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their
Morgan Stanley,  Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR
DISTRIBUTIONS     TO    PRIVATE     CUSTOMERS    AS    DEFINED    BY    THE    U.K.     SECURITIES     AND    FUTURES     AUTHORITY.
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                       Page 10 of 12


MORGAN STANLEY DEAN WITTER CAPITAL I - 2001-NC3                                                                       MORGAN STANLEY
                                                                                                                       4,596 records
All records                                                                                                    Balance:  671,929,425
====================================================================================================================================

                                                                                                                                % of
                                                                                                            % of      % of  Mortgage
                                                                                                        Mortgage  Mortgage   Pool by
                                                      % of                                               Pool by   Pool by Aggregate
                                                    Mortgage                                           Aggregate Aggregate   Cut-off
                                                     Pool by                                             Cut-off   Cut-off      Date
                                        Aggregate  Aggregate  Weighted                                      Date      Date Principal
                             Number       Cut-off    Cut-off   Average  Weighted   Weighted  Weighted  Principal Principal   Balance
                                 of          Date       Date     Gross   Average    Average   Average    Balance   Balance  are Full
                           Mortgage     Principal  Principal  Interest  Original  Remaining  Original  are Owner       are  Documen-
Loan Purpose                  Loans       Balance    Balance      Rate      Term       Term       LTV   Occupied Purchases    tation
----------------------     --------  ------------  ---------  --------  --------  ---------  --------  --------- ---------  --------

Refinance - Cashout           3,047   444,169,193     66.10      9.280       356        355      77.00     94.27      0.00    58.84
Purchase                        810   124,103,323     18.47      9.496       360        358      82.68     89.81    100.00    42.78
Refinance - Rate Term           739   103,656,909     15.43      9.305       358        357      78.17     95.40      0.00    63.19

Total:                        4,596   671,929,425    100.00      9.324       357        356      78.23     93.62     18.47    56.55

------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                                % of
                                                                                                            % of      % of  Mortgage
                                                                                                        Mortgage  Mortgage   Pool by
                                                      % of                                               Pool by   Pool by Aggregate
                                                    Mortgage                                           Aggregate Aggregate   Cut-off
                                                     Pool by                                             Cut-off   Cut-off      Date
                                        Aggregate  Aggregate  Weighted                                      Date      Date Principal
                             Number       Cut-off    Cut-off   Average  Weighted   Weighted  Weighted  Principal Principal   Balance
                                 of          Date       Date     Gross   Average    Average   Average    Balance   Balance  are Full
                           Mortgage     Principal  Principal  Interest  Original  Remaining  Original  are Owner       are  Documen-
Documentation Level           Loans       Balance    Balance      Rate      Term       Term       LTV   Occupied Purchases    tation
----------------------     --------  ------------  ---------  --------  --------  ---------  --------  --------- ---------  --------
Full                          2,224   298,622,413      44.44     9.269       356      354       79.02      95.42     13.10   100.00
Stated Documentation          1,338   226,478,931      33.71     9.377       358      357       76.56      93.06     24.39     0.00
Full doc 2 yr W2/tax
  returns                       705    81,336,870      12.10     9.543       359      358       78.18      93.90     17.18   100.00
Limited                         329    65,491,211       9.75     9.119       358      356       80.45      87.00     24.07     0.00

Total:                        4,596   671,929,425     100.00     9.324       357      356       78.23      93.62     18.47    56.55


------------------------------------------------------------------------------------------------------------------------------------
This  information  is being  delivered  to a specific  number of  prospective  sophisticated  investors  in order to assist  them in determining  whether they have an interest in the type of security  described  herein.  It has been prepared  solely for information purposes  and is not an  offer  to buy or sell or a  solicitation  of an  offer to buy or sell  any  security  or  instrument  or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley")
considers  reliable.  Morgan  Stanley  makes no  representation  or warranty  with  respect to the accuracy or  completeness  of the information,  or with respect to the terms of any future  offer of  securities  conforming  to the terms  hereof.  Any such offer of securities would be made pursuant to a definitive  Prospectus or Private Placement  Memorandum,  as the case may be, prepared by the issuer which could contain material  information not contained herein and to which the prospective  purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities  offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement  Memorandum.  The information  contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such  assumptions  will coincide with actual market  conditions or events,and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material  impact on any returns  detailed.  Morgan  Stanley  disclaims  any and all liability  relating to this  information, including without limitation any express or implied  representations or warranties for, statements  contained in, and omissions from the information contained here. Additional  information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect  transactions in,  securities and instruments of issuers  mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date  appearing on this material only.  Information  in this material  regarding any assets backing any securities discussed herein  supersedes all prior information  regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please not that this publication has been issued by Morgan Stanley,  approved by Morgan Stanley  International  Limited, a member of
The Securities and Futures  Authority,  and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their
Morgan Stanley,  Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR
DISTRIBUTIONS     TO    PRIVATE     CUSTOMERS    AS    DEFINED    BY    THE    U.K.     SECURITIES     AND    FUTURES     AUTHORITY.
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                       Page 11 of 12

MORGAN STANLEY DEAN WITTER CAPITAL I - 2001-NC3                                                                       MORGAN STANLEY
                                                                                                                       4,596 records
All records                                                                                                    Balance:  671,929,425
===================================================================================================================================

                                                                                                                                % of
                                                                                                            % of      % of  Mortgage
                                                                                                        Mortgage  Mortgage   Pool by
                                                      % of                                               Pool by   Pool by Aggregate
                                                    Mortgage                                           Aggregate Aggregate   Cut-off
                                                     Pool by                                             Cut-off   Cut-off      Date
                                        Aggregate  Aggregate  Weighted                                      Date      Date Principal
                             Number       Cut-off    Cut-off   Average  Weighted   Weighted  Weighted  Principal Principal   Balance
                                 of          Date       Date     Gross   Average    Average   Average    Balance   Balance  are Full
                           Mortgage     Principal  Principal  Interest  Original  Remaining  Original  are Owner       are  Documen-
Credit Score                  Loans       Balance    Balance      Rate      Term       Term       LTV   Occupied Purchases    tation
----------------------     --------  ------------  ---------  --------  --------  ---------  --------  --------- ---------  --------

NA                               2        282,446       0.04      9.460      360        358     84.64     100.00    54.71    100.00
Below 500                        4        569,982       0.08     10.310      360        358     75.31     100.00     0.00     31.67
500 - 525                      796    102,019,451      15.18     10.015      358        357     76.73      98.28     9.76     72.15
526 - 550                      955    126,811,744      18.87      9.693      357        356     76.99      95.10    12.69     67.58
551 - 575                      717    103,812,801      15.45      9.446      357        355     77.41      95.93    15.05     61.83
576 - 600                      652     98,573,691      14.67      9.173      358        356     78.70      93.90    20.61     56.51
601 - 625                      576     92,334,352      13.74      8.901      357        355     79.25      93.28    21.53     51.66
626 - 650                      443     70,121,025      10.44      8.816      358        356     79.49      92.03    22.13     41.67
651 - 675                      233     38,889,270       5.79      8.863      355        354     80.42      88.36    30.26     32.28
676 - 700                      107     19,449,617       2.89      8.739      357        356     80.80      80.57    28.83     31.08
701 - 725                       53      9,495,162       1.41      8.592      360        358     80.15      84.49    48.02     23.47
726 - 750                       29      5,676,264       0.84      8.846      358        356     81.52      64.32    47.55     27.16
751 - 775                       18      2,687,708       0.40      8.699      360        358     80.20      68.48    59.35     22.87
776 - 800                        8        881,497       0.13      9.195      360        358     76.40      84.29    36.79      6.92
Above 800                        3        324,414       0.05      8.385      268        265     49.80      77.22     0.00    100.00

Total:                       4,596    671,929,425     100.00      9.324      357        356     78.23      93.62    18.47     56.55

Minimum:             448
Maximum:             856
Weighted Average:    583

------------------------------------------------------------------------------------------------------------------------------------
This  information  is being  delivered  to a specific  number of  prospective  sophisticated  investors  in order to assist  them in determining  whether they have an interest in the type of security  described  herein.  It has been prepared  solely for information purposes  and is not an  offer  to buy or sell or a  solicitation  of an  offer to buy or sell  any  security  or  instrument  or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley")
considers  reliable.  Morgan  Stanley  makes no  representation  or warranty  with  respect to the accuracy or  completeness  of the information,  or with respect to the terms of any future  offer of  securities  conforming  to the terms  hereof.  Any such offer of securities would be made pursuant to a definitive  Prospectus or Private Placement  Memorandum,  as the case may be, prepared by the issuer which could contain material  information not contained herein and to which the prospective  purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities  offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement  Memorandum.  The information  contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market  conditions or events,  and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material  impact on any returns  detailed.  Morgan  Stanley  disclaims  any and all liability  relating to this  information, including without limitation any express or implied  representations or warranties for, statements  contained in, and omissions from the information contained here. Additional  information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect  transactions in,  securities and instruments of issuers  mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date  appearing on this material only.  Information  in this material  regarding any assets backing any securities discussed herein  supersedes all prior information  regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please not that this publication has been issued by Morgan Stanley,  approved by Morgan Stanley  International  Limited, a member of
The Securities and Futures  Authority,  and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their
Morgan Stanley,  Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR
DISTRIBUTIONS     TO    PRIVATE     CUSTOMERS    AS    DEFINED    BY    THE    U.K.     SECURITIES     AND    FUTURES     AUTHORITY.
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                       Page 12 of 12

MORGAN STANLEY DEAN WITTER CAPITAL I - 2001-NC3                                                                       MORGAN STANLEY
                                                                                                                       1,216 records
Group II                                                                                                        Balance: 236,720,555
===================================================================================================================================

SUMMARY STATISTICS
------------------------------------------------------------
Number of Mortgage Loans:                        1,216
Aggregate Principal Balance:                     236,720,555
Weighted Average Current Mortgage Rate:          9.171
Weighted Average Margin:                         6.588
Weighted Average Maximum Rate:                   15.920
Weighted Average Original Term:                  352
Weighted Average Stated Remaining Term:          350
Weighted Average Original LTV:                   78.25
% Owner Occupied:                                94.99
% Purchase:                                      17.16
% Full Doc:                                      49.19
Weighted Average Credit Score:                   591

                                                                                                                                % of
                                                                                                            % of      % of  Mortgage
                                                                                                        Mortgage  Mortgage   Pool by
                                                      % of                                               Pool by   Pool by Aggregate
                                                    Mortgage                                           Aggregate Aggregate   Cut-off
                                                     Pool by                                             Cut-off   Cut-off      Date
                                        Aggregate  Aggregate  Weighted                                      Date      Date Principal
                             Number       Cut-off    Cut-off   Average  Weighted   Weighted  Weighted  Principal Principal   Balance
                                 of          Date       Date     Gross   Average    Average   Average    Balance   Balance  are Full
                           Mortgage     Principal  Principal  Interest  Original  Remaining  Original  are Owner       are  Documen-
Property Type                 Loans       Balance    Balance      Rate      Term       Term       LTV   Occupied Purchases    tation
----------------------     --------  ------------  ---------  --------  --------  ---------  --------  --------- ---------  --------

Fixed - 10 year                 15       765,717        0.32     10.312     120         119      68.88     94.10      0.00    87.95
Fixed - 15 year                105     7,046,674        2.98      9.889     182         181      69.33     93.11      3.79    69.12
Fixed - 20 year                 54     3,774,281        1.59     10.147     240         239      75.10     97.11      0.00    79.82
Fixed - 25 year                  3       161,712        0.07     10.721     300         299      79.22    100.00      0.00   100.00
Fixed- 30 year                 610    68,272,444       28.84      9.588     360         359      75.52     92.57      7.64    62.92
ARM - 2Year/6Month             414   151,610,282       64.05      8.957     360         358      80.15     96.18     22.77    41.82
ARM - 3Year/6 month             15     5,089,444        2.15      7.992     360         358      74.11     93.24     12.23    26.90

Total:                       1,216   236,720,555      100.00      9.171     352         350      78.25     94.99     17.16    49.19

------------------------------------------------------------------------------------------------------------------------------------
This  information  is being  delivered  to a specific  number of  prospective  sophisticated  investors  in order to assist  them in determining  whether they have an interest in the type of security  described  herein.  It has been prepared  solely for information purposes  and is not an  offer  to buy or sell or a  solicitation  of an  offer to buy or sell  any  security  or  instrument  or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley")
considers  reliable.  Morgan  Stanley  makes no  representation  or warranty  with  respect to the accuracy or  completeness  of the information,  or with respect to the terms of any future  offer of  securities  conforming  to the terms  hereof.  Any such offer of securities would be made pursuant to a definitive  Prospectus or Private Placement  Memorandum,  as the case may be, prepared by the issuer which could contain material  information not contained herein and to which the prospective  purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities  offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement  Memorandum.  The information  contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market  conditions or events,  and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material  impact on any returns  detailed.  Morgan  Stanley  disclaims  any and all liability  relating to this  information, including without limitation any express or implied  representations or warranties for, statements  contained in, and omissions from the information contained here. Additional  information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect  transactions in,  securities and instruments of issuers  mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date  appearing on this material only.  Information  in this material  regarding any assets backing any securities discussed herein  supersedes all prior information  regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please not that this publication has been issued by Morgan Stanley,  approved by Morgan Stanley  International  Limited, a member of
The Securities and Futures  Authority,  and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their
Morgan Stanley,  Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned. NOT  FOR
DISTRIBUTIONS     TO    PRIVATE     CUSTOMERS    AS    DEFINED    BY    THE    U.K.     SECURITIES     AND    FUTURES     AUTHORITY.
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                       Page 1 of 12

MORGAN STANLEY DEAN WITTER CAPITAL I - 2001-NC3                                                                       MORGAN STANLEY
                                                                                                                       1,216 records
Group II                                                                                                        Balance: 236,720,555
===================================================================================================================================


                                                                                                                                % of
                                                                                                            % of      % of  Mortgage
                                                                                                        Mortgage  Mortgage   Pool by
                                                      % of                                               Pool by   Pool by Aggregate
                                                    Mortgage                                           Aggregate Aggregate   Cut-off
                                                     Pool by                                             Cut-off   Cut-off      Date
                                        Aggregate  Aggregate  Weighted                                      Date      Date Principal
                             Number       Cut-off    Cut-off   Average  Weighted   Weighted  Weighted  Principal Principal   Balance
                                 of          Date       Date     Gross   Average    Average   Average    Balance   Balance  are Full
Range of Gross             Mortgage     Principal  Principal  Interest  Original  Remaining  Original  are Owner       are  Documen-
Interest Rates (%)            Loans       Balance    Balance      Rate      Term       Term       LTV   Occupied Purchases    tation
----------------------     --------  ------------  ---------  --------  --------  ---------  --------  --------- ---------  --------

<=7.999                         146    41,144,868      17.38      7.668      357        355    75.22       96.70      7.56    59.59
8.000 - 8.999                   317    85,361,536      36.06      8.650      356        355    77.93       95.57     20.26    45.21
9.000 - 9.999                   352    65,957,836      27.86      9.584      351        349    80.16       96.36     19.68    46.76
10.000 - 10.999                 241    29,785,850      12.58     10.538      344        342    79.68       91.05     16.90    48.91
11.000 - 11.999                 109    10,001,024       4.22     11.462      333        332    77.19       85.16     15.26    51.52
12.000 - 12.999                  40     3,632,810       1.53     12.407      342        340    76.87       96.88     17.76    55.79
13.000 - 13.999                  10       747,597       0.32     13.446      325        324    77.59       92.98      4.68    88.30
14.000 - 14.999                   1        89,034       0.04     14.000      360        359    65.00      100.00      0.00   100.00

Total:                        1,216   236,720,555     100.00      9.171      352        350    78.25       94.99     17.16    49.19

Minimum:          6.550
Maximum:         14.000
Weighted Average: 9.171

------------------------------------------------------------------------------------------------------------------------------------
This  information  is being  delivered  to a specific  number of  prospective  sophisticated  investors  in order to assist  them in determining  whether they have an interest in the type of security  described  herein.  It has been prepared  solely for information purposes  and is not an  offer  to buy or sell or a  solicitation  of an  offer to buy or sell  any  security  or  instrument  or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley")
considers  reliable.  Morgan  Stanley  makes no  representation  or warranty  with  respect to the accuracy or  completeness  of the information,  or with respect to the terms of any future  offer of  securities  conforming  to the terms  hereof.  Any such offer of securities would be made pursuant to a definitive  Prospectus or Private Placement  Memorandum,  as the case may be, prepared by the issuer which could contain material  information not contained herein and to which the prospective  purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities  offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement  Memorandum.  The information  contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market  conditions or events,  and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material  impact on any returns  detailed.  Morgan  Stanley  disclaims  any and all liability  relating to this  information, including without limitation any express or implied  representations or warranties for, statements  contained in, and omissions from the information contained here. Additional  information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect  transactions in,  securities and instruments of issuers  mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date  appearing on this material only.  Information  in this material  regarding any assets backing any securities discussed herein  supersedes all prior information  regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please not that this publication has been issued by Morgan Stanley,  approved by Morgan Stanley  International  Limited, a member of
The Securities and Futures  Authority,  and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their
Morgan Stanley,  Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR
DISTRIBUTIONS     TO    PRIVATE     CUSTOMERS    AS    DEFINED    BY    THE    U.K.     SECURITIES     AND    FUTURES     AUTHORITY.
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                       Page 2 of 12

MORGAN STANLEY DEAN WITTER CAPITAL I - 2001-NC3                                                                       MORGAN STANLEY
                                                                                                                       1,216 records
Group II                                                                                                        Balance: 236,720,555
===================================================================================================================================

                                                                                                                                % of
                                                                                                            % of      % of  Mortgage
                                                                                                        Mortgage  Mortgage   Pool by
                                                      % of                                               Pool by   Pool by Aggregate
                                                    Mortgage                                           Aggregate Aggregate   Cut-off
                                                     Pool by                                             Cut-off   Cut-off      Date
                                        Aggregate  Aggregate  Weighted                                      Date      Date Principal
                             Number       Cut-off    Cut-off   Average  Weighted   Weighted  Weighted  Principal Principal   Balance
                                 of          Date       Date     Gross   Average    Average   Average    Balance   Balance  are Full
Range of Cut-off Date      Mortgage     Principal  Principal  Interest  Original  Remaining  Original  are Owner       are  Documen-
Principal Balances (%)        Loans       Balance    Balance      Rate      Term       Term       LTV   Occupied Purchases    tation
----------------------     --------  ------------  ---------  --------  --------  ---------  --------  --------- ---------  --------

1-25,000                          2        36,003      0.02      11.703      259         258    31.45      43.87      0.00   100.00
25,001 - 50,000                 158     6,492,380      2.74      10.558      289         288    67.58      88.26      7.92    80.64
50,001 - 75,000                 211    12,890,832      5.45      10.340      317         316    74.42      90.56      5.96    78.00
75,001 - 100,000                134    11,711,640      4.95       9.952      327         325    75.21      94.23      7.41    72.08
100,001 - 125,000                94    10,422,844      4.40       9.829      339         338    76.90      95.63      4.36    64.59
125,001 - 150,000                57     7,865,344      3.32       9.322      346         344    78.15      96.32     15.71    71.58
150,001 - 175,000                32     5,178,578      2.19       9.158      348         347    75.03      90.35     14.96    46.98
175,001 - 200,000                39     7,318,873      3.09       8.832      346         344    71.61      87.03      5.31    53.81
200,001 - 225,000                19     4,009,617      1.69       9.519      360         358    77.74      94.39     10.17    52.49
225,001 - 250,000                 7     1,681,330      0.71       9.328      360         358    75.72     100.00     13.64    43.10
250,001 - 275,000                 7     1,859,062      0.79       8.608      360         358    80.94     100.00      0.00    71.95
275,001 - 300,000                96    27,631,801     11.67       9.325      360         358    79.52      96.91     25.98    37.42
300,001 - 325,000                82    25,573,784     10.80       8.761      360         358    79.14      97.52     19.57    52.54
325,001 - 350,000                58    19,589,671      8.28       9.106      360         358    79.57      93.01     17.39    36.17
350,001 - 375,000                40    14,559,794      6.15       8.800      360         358    80.88      94.94     24.89    47.73
375,001 - 400,000                49    18,994,332      8.02       9.082      360         358    79.95      95.84     18.29    30.67
400,001 >=                      131    60,904,667     25.73       8.762      360         359    79.60      96.10     20.19    42.93

Total:                        1,216   236,720,555    100.00       9.171      352         350    78.25      94.99     17.16    49.19

Non-Zero Minimum:           15,795
Maximum:                   649,644
Non-Zero Weighted Average: 194,672

------------------------------------------------------------------------------------------------------------------------------------
This  information  is being  delivered  to a specific  number of  prospective  sophisticated  investors  in order to assist  them in determining  whether they have an interest in the type of security  described  herein.  It has been prepared  solely for information purposes  and is not an  offer  to buy or sell or a  solicitation  of an  offer to buy or sell  any  security  or  instrument  or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley")
considers  reliable.  Morgan  Stanley  makes no  representation  or warranty  with  respect to the accuracy or  completeness  of the information,  or with respect to the terms of any future  offer of  securities  conforming  to the terms  hereof.  Any such offer of securities would be made pursuant to a definitive  Prospectus or Private Placement  Memorandum,  as the case may be, prepared by the issuer which could contain material  information not contained herein and to which the prospective  purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities  offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement  Memorandum.  The information  contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market  conditions or events,  and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material  impact on any returns  detailed.  Morgan  Stanley  disclaims  any and all liability  relating to this  information, including without limitation any express or implied  representations or warranties for, statements  contained in, and omissions from the information contained here. Additional  information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect  transactions in,  securities and instruments of issuers  mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date  appearing on this material only.  Information  in this material  regarding any assets backing any securities discussed herein  supersedes all prior information  regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please not that this publication has been issued by Morgan Stanley,  approved by Morgan Stanley  International  Limited, a member of
The Securities and Futures  Authority,  and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their
Morgan Stanley,  Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR
DISTRIBUTIONS     TO    PRIVATE     CUSTOMERS    AS    DEFINED    BY    THE    U.K.     SECURITIES     AND    FUTURES     AUTHORITY.
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                       Page 3 of 12

MORGAN STANLEY DEAN WITTER CAPITAL I - 2001-NC3                                                                       MORGAN STANLEY
                                                                                                                       1,216 records
Group II                                                                                                        Balance: 236,720,555
===================================================================================================================================

                                                                                                                                % of
                                                                                                            % of      % of  Mortgage
                                                                                                        Mortgage  Mortgage   Pool by
                                                      % of                                               Pool by   Pool by Aggregate
                                                    Mortgage                                           Aggregate Aggregate   Cut-off
                                                     Pool by                                             Cut-off   Cut-off      Date
                                        Aggregate  Aggregate  Weighted                                      Date      Date Principal
                             Number       Cut-off    Cut-off   Average  Weighted   Weighted  Weighted  Principal Principal   Balance
                                 of          Date       Date     Gross   Average    Average   Average    Balance   Balance  are Full
Range of                   Mortgage     Principal  Principal  Interest  Original  Remaining  Original  are Owner       are  Documen-
Original Terms                Loans       Balance    Balance      Rate      Term       Term       LTV   Occupied Purchases    tation
----------------------     --------  ------------  ---------  --------  --------  ---------  --------  --------- ---------  --------

120                              15       765,717       0.32    10.312       120        119      68.88     94.10      0.00    87.95
180                             104     6,968,298       2.94     9.868       180        179      69.32     93.03      3.84    69.90
240                              54     3,774,281       1.59    10.147       240        239      75.10     97.11      0.00    79.82
300                               3       161,712       0.07    10.721       300        299      79.22    100.00      0.00   100.00
360                           1,040   225,050,546      95.07     9.128       360        358      78.61     95.02     17.93    47.87

Total:                        1,216   236,720,555     100.00     9.171       352        350      78.25     94.99     17.16    49.19

Minimum:          120
Maximum:          360
Weighted Average: 352

------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                                % of
                                                                                                            % of      % of  Mortgage
                                                                                                        Mortgage  Mortgage   Pool by
                                                      % of                                               Pool by   Pool by Aggregate
                                                    Mortgage                                           Aggregate Aggregate   Cut-off
                                                     Pool by                                             Cut-off   Cut-off      Date
                                        Aggregate  Aggregate  Weighted                                      Date      Date Principal
                             Number       Cut-off    Cut-off   Average  Weighted   Weighted  Weighted  Principal Principal   Balance
                                 of          Date       Date     Gross   Average    Average   Average    Balance   Balance  are Full
Range of                   Mortgage     Principal  Principal  Interest  Original  Remaining  Original  are Owner       are  Documen-
Original Terms                Loans       Balance    Balance      Rate      Term       Term       LTV   Occupied Purchases    tation
----------------------     --------  ------------  ---------  --------  --------  ---------  --------  --------- ---------  --------

109 - 120                        15       765,717       0.32    10.312       120        119     68.88      94.10      0.00    87.95
169 - 180                       104     6,968,298       2.94     9.868       180        179     69.32      93.03      3.84    69.90
229 - 240                        54     3,774,281       1.59    10.147       240        239     75.10      97.11      0.00    79.82
289 - 300                         3       161,712       0.07    10.721       300        299     79.22     100.00      0.00   100.00
349 - 360                     1,040   225,050,546      95.07     9.128       360        358     78.61      95.02     17.93    47.87

Total:                        1,216   236,720,555     100.00     9.171       352        350     78.25      94.99     17.16    49.19

Minimum:          118
Maximum:          359
Weighted Average: 350

------------------------------------------------------------------------------------------------------------------------------------
This  information  is being  delivered  to a specific  number of  prospective  sophisticated  investors  in order to assist  them in determining  whether they have an interest in the type of security  described  herein.  It has been prepared  solely for information purposes  and is not an  offer  to buy or sell or a  solicitation  of an  offer to buy or sell  any  security  or  instrument  or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley")
considers  reliable.  Morgan  Stanley  makes no  representation  or warranty  with  respect to the accuracy or  completeness  of the information,  or with respect to the terms of any future  offer of  securities  conforming  to the terms  hereof.  Any such offer of securities would be made pursuant to a definitive  Prospectus or Private Placement  Memorandum,  as the case may be, prepared by the issuer which could contain material  information not contained herein and to which the prospective  purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities  offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement  Memorandum.  The information  contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market  conditions or events,  and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material  impact on any returns  detailed.  Morgan  Stanley  disclaims  any and all liability  relating to this  information, including without limitation any express or implied  representations or warranties for, statements  contained in, and omissions from the information contained here. Additional  information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect  transactions in,  securities and instruments of issuers  mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date  appearing on this material only.  Information  in this material  regarding any assets backing any securities discussed herein  supersedes all prior information  regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please not that this publication has been issued by Morgan Stanley,  approved by Morgan Stanley  International  Limited, a member of
The Securities and Futures  Authority,  and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their
Morgan Stanley,  Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR
DISTRIBUTIONS     TO    PRIVATE     CUSTOMERS    AS    DEFINED    BY    THE    U.K.     SECURITIES     AND    FUTURES     AUTHORITY.
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                        Page 4 of 12

MORGAN STANLEY DEAN WITTER CAPITAL I - 2001-NC3                                                                       MORGAN STANLEY
                                                                                                                       1,216 records
Group II                                                                                                        Balance: 236,720,555
====================================================================================================================================

                                                                                                                                % of
                                                                                                            % of      % of  Mortgage
                                                                                                        Mortgage  Mortgage   Pool by
                                                      % of                                               Pool by   Pool by Aggregate
                                                    Mortgage                                           Aggregate Aggregate   Cut-off
                                                     Pool by                                             Cut-off   Cut-off      Date
                                        Aggregate  Aggregate  Weighted                                      Date      Date Principal
                             Number       Cut-off    Cut-off   Average  Weighted   Weighted  Weighted  Principal Principal   Balance
                                 of          Date       Date     Gross   Average    Average   Average    Balance   Balance  are Full
                           Mortgage     Principal  Principal  Interest  Original  Remaining  Original  are Owner       are  Documen-
Range of LTV Ratios           Loans       Balance    Balance      Rate      Term       Term       LTV   Occupied Purchases    tation
--------------------       --------  ------------  ---------  --------  --------  ---------  --------  --------- ---------  --------

<= 40.00                      30       2,410,286       1.02     9.094       314       312      33.25       98.84     0.00     48.94
40.01 - 50.00                 29       2,653,810       1.12     9.121       310       308      46.06       99.24     2.20     77.59
50.01 - 60.00                 77       9,613,351       4.06     8.788       339       337      56.40       93.32     0.73     48.54
60.01 - 70.00                187      32,082,981      13.55     8.996       351       350      66.50       90.33     7.91     46.55
70.01 - 80.00                486      93,273,620      39.40     9.199       351       349      77.69       95.00    13.26     46.89
80.01 - 90.00                401      95,636,355      40.40     9.242       357       355      86.78       96.45    26.47     51.05
90.01 - 100.00                 6       1,050,151       0.44     9.301       349       347      94.42      100.00    27.11    100.00

Total:                     1,216     236,720,555     100.00     9.171       352       350      78.25       94.99    17.16     49.19

Minimum:           14.11
Maximum:           99.00
Weighted Average:  78.25


------------------------------------------------------------------------------------------------------------------------------------
This  information  is being  delivered  to a specific  number of  prospective  sophisticated  investors  in order to assist  them in determining  whether they have an interest in the type of security  described  herein.  It has been prepared  solely for information purposes  and is not an  offer  to buy or sell or a  solicitation  of an  offer to buy or sell  any  security  or  instrument  or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley")
considers  reliable.  Morgan  Stanley  makes no  representation  or warranty  with  respect to the accuracy or  completeness  of the information,  or with respect to the terms of any future  offer of  securities  conforming  to the terms  hereof.  Any such offer of securities would be made pursuant to a definitive  Prospectus or Private Placement  Memorandum,  as the case may be, prepared by the issuer which could contain material  information not contained herein and to which the prospective  purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities  offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement  Memorandum.  The information  contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market  conditions or events,  and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material  impact on any returns  detailed.  Morgan  Stanley  disclaims  any and all liability  relating to this  information, including without limitation any express or implied  representations or warranties for, statements  contained in, and omissions from the information contained here. Additional  information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect  transactions in,  securities and instruments of issuers  mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date  appearing on this material only.  Information  in this material  regarding any assets backing any securities discussed herein  supersedes all prior information  regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please not that this publication has been issued by Morgan Stanley,  approved by Morgan Stanley  International  Limited, a member of
The Securities and Futures  Authority,  and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their
Morgan Stanley,  Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR
DISTRIBUTIONS     TO    PRIVATE     CUSTOMERS    AS    DEFINED    BY    THE    U.K.     SECURITIES     AND    FUTURES     AUTHORITY.
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                        Page 5 of 12

MORGAN STANLEY DEAN WITTER CAPITAL I - 2001-NC3                                                                       MORGAN STANLEY
                                                                                                                       1,216 records
Group II                                                                                                        Balance: 236,720,555
====================================================================================================================================

                                                                                                                                % of
                                                                                                            % of      % of  Mortgage
                                                                                                        Mortgage  Mortgage   Pool by
                                                      % of                                               Pool by   Pool by Aggregate
                                                    Mortgage                                           Aggregate Aggregate   Cut-off
                                                     Pool by                                             Cut-off   Cut-off      Date
                                        Aggregate  Aggregate  Weighted                                      Date      Date Principal
                             Number       Cut-off    Cut-off   Average  Weighted   Weighted  Weighted  Principal Principal   Balance
                                 of          Date       Date     Gross   Average    Average   Average    Balance   Balance  are Full
Range of Gross             Mortgage     Principal  Principal  Interest  Original  Remaining  Original  are Owner       are  Documen-
Margins (%)                   Loans       Balance    Balance      Rate      Term       Term       LTV   Occupied Purchases    tation
--------------------       --------  ------------  ---------  --------  --------  ---------  --------  --------- ---------  --------

Fixed Rate Loans                787    80,020,829      33.80     9.650       336       335      74.90      92.86      6.86    64.57
<= 5.000                          1       314,773       0.13     7.650       360       359      68.48     100.00      0.00   100.00
5.501 - 6.000                     4     1,421,951       0.60     8.137       360       359      82.11     100.00      0.00    77.69
6.001 - 6.500                   230    85,722,769      36.21     8.697       360       358      81.36      95.13     27.86    38.82
6.501 - 7.000                   131    46,772,885      19.76     9.134       360       358      78.93      97.32     17.72    41.71
7.001 - 7.500                    63    22,467,347       9.49     9.431       360       359      76.78      96.82     13.23    47.05

Total:                        1,216   236,720,555     100.00     9.171       352       350      78.25      94.99     17.16    49.19

Non-Zero Minimum:  4.950
Maximum:           7.350
Non-Zero Weighted
  Average:         6.588

------------------------------------------------------------------------------------------------------------------------------------
This  information  is being  delivered  to a specific  number of  prospective  sophisticated  investors  in order to assist  them in determining  whether they have an interest in the type of security  described  herein.  It has been prepared  solely for information purposes  and is not an  offer  to buy or sell or a  solicitation  of an  offer to buy or sell  any  security  or  instrument  or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley")
considers  reliable.  Morgan  Stanley  makes no  representation  or warranty  with  respect to the accuracy or  completeness  of the information,  or with respect to the terms of any future  offer of  securities  conforming  to the terms  hereof.  Any such offer of securities would be made pursuant to a definitive  Prospectus or Private Placement  Memorandum,  as the case may be, prepared by the issuer which could contain material  information not contained herein and to which the prospective  purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities  offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement  Memorandum.  The information  contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market  conditions or events,  and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material  impact on any returns  detailed.  Morgan  Stanley  disclaims  any and all liability  relating to this  information, including without limitation any express or implied  representations or warranties for, statements  contained in, and omissions from the information contained here. Additional  information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect  transactions in,  securities and instruments of issuers  mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date  appearing on this material only.  Information  in this material  regarding any assets backing any securities discussed herein  supersedes all prior information  regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please not that this publication has been issued by Morgan Stanley,  approved by Morgan Stanley  International  Limited, a member of
The Securities and Futures  Authority,  and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their
Morgan Stanley,  Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR
DISTRIBUTIONS     TO    PRIVATE     CUSTOMERS    AS    DEFINED    BY    THE    U.K.     SECURITIES     AND    FUTURES     AUTHORITY.
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                        Page 6 of 12

MORGAN STANLEY DEAN WITTER CAPITAL I - 2001-NC3                                                                       MORGAN STANLEY
                                                                                                                       1,216 records
Group II                                                                                                        Balance: 236,720,555
====================================================================================================================================

                                                                                                                                % of
                                                                                                            % of      % of  Mortgage
                                                                                                        Mortgage  Mortgage   Pool by
                                                      % of                                               Pool by   Pool by Aggregate
                                                    Mortgage                                           Aggregate Aggregate   Cut-off
                                                     Pool by                                             Cut-off   Cut-off      Date
                                        Aggregate  Aggregate  Weighted                                      Date      Date Principal
                             Number       Cut-off    Cut-off   Average  Weighted   Weighted  Weighted  Principal Principal   Balance
                                 of          Date       Date     Gross   Average    Average   Average    Balance   Balance  are Full
Range of Maximum           Mortgage     Principal  Principal  Interest  Original  Remaining  Original  are Owner       are  Documen-
Loan Rates (%)                Loans       Balance    Balance      Rate      Term       Term       LTV   Occupied Purchases    tation
--------------------       --------  ------------  ---------  --------  --------  ---------  --------  --------- ---------  --------

Fixed Rate Loans               787     80,020,829      33.80     9.650       336        335     74.90      92.86     6.86    64.57
<= 15.000                       88     32,910,455      13.90     7.667       360        358     77.67      97.89     9.45    53.82
15.001 -15.500                  76     29,014,107      12.26     8.404       360        358     80.42      95.34    23.40    47.52
15.501 - 16.000                 96     36,835,659      15.56     8.892       360        358     78.87      94.92    29.57    35.30
16.001 - 16.500                 61     20,560,519       8.69     9.357       360        358     82.07      98.66    28.14    44.08
16.501 - 17.000                 66     23,134,542       9.77     9.840       360        359     82.51      96.44    23.34    28.68
17.001 - 17.500                 18      6,253,091       2.64    10.394       360        359     81.24      87.05    22.40    36.99
17.501 - 18.000                 14      5,006,435       2.11    10.886       360        359     79.74      93.72    21.80    26.63
18.001 - 18.500                  5      1,681,480       0.71    11.522       360        358     75.27     100.00     0.00    17.37
18.501 - 19.000                  3        683,488       0.29    11.889       360        358     78.48     100.00    97.69     2.31
19.001 - 19.500                  1        343,810       0.15    12.190       360        358     80.00     100.00     0.00   100.00
>20.000                          1        276,138       0.12    13.580       360        358     85.00     100.00     0.00   100.00

Total:                       1,216    236,720,555     100.00     9.171       352        350     78.25      94.99    17.16    49.19

Non-Zero Minimum:           13.550
Maximum:                    20.580
Non-Zero Weighted Average:  15.920

-----------------------------------------------------------------------------------------------------------------------------------
This  information  is being  delivered  to a specific  number of  prospective  sophisticated  investors  in order to assist  them in determining  whether they have an interest in the type of security  described  herein.  It has been prepared  solely for information purposes  and is not an  offer  to buy or sell or a  solicitation  of an  offer to buy or sell  any  security  or  instrument  or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley")
considers  reliable.  Morgan  Stanley  makes no  representation  or warranty  with  respect to the accuracy or  completeness  of the information,  or with respect to the terms of any future  offer of  securities  conforming  to the terms  hereof.  Any such offer of securities would be made pursuant to a definitive  Prospectus or Private Placement  Memorandum,  as the case may be, prepared by the issuer which could contain material  information not contained herein and to which the prospective  purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities  offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement  Memorandum.  The information  contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market  conditions or events,  and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material  impact on any returns  detailed.  Morgan  Stanley  disclaims  any and all liability  relating to this  information, including without limitation any express or implied  representations or warranties for, statements  contained in, and omissions from the information contained here. Additional  information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect  transactions in,  securities and instruments of issuers  mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date  appearing on this material only.  Information  in this material  regarding any assets backing any securities discussed herein  supersedes all prior information  regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please not that this publication has been issued by Morgan Stanley,  approved by Morgan Stanley  International  Limited, a member of
The Securities and Futures  Authority,  and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their
Morgan Stanley,  Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR
DISTRIBUTIONS     TO    PRIVATE     CUSTOMERS    AS    DEFINED    BY    THE    U.K.     SECURITIES     AND    FUTURES     AUTHORITY.
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                       Page 7 of 12

MORGAN STANLEY DEAN WITTER CAPITAL I - 2001-NC3                                                                      MORGAN STANLEY
                                                                                                                      1,216 records
Group II                                                                                                       Balance: 236,720,555
===================================================================================================================================

                                                                                                                                % of
                                                                                                            % of      % of  Mortgage
                                                                                                        Mortgage  Mortgage   Pool by
                                                      % of                                               Pool by   Pool by Aggregate
                                                    Mortgage                                           Aggregate Aggregate   Cut-off
                                                     Pool by                                             Cut-off   Cut-off      Date
                                        Aggregate  Aggregate  Weighted                                      Date      Date Principal
                             Number       Cut-off    Cut-off   Average  Weighted   Weighted  Weighted  Principal Principal   Balance
                                 of          Date       Date     Gross   Average    Average   Average    Balance   Balance  are Full
Next Rate                  Mortgage     Principal  Principal  Interest  Original  Remaining  Original  are Owner       are  Documen-
Adjustment Dates              Loans       Balance    Balance      Rate      Term       Term       LTV   Occupied Purchases    tation
--------------------       --------  ------------  ---------  --------  --------  ---------  --------  --------- ---------  --------

July 2003                        10     3,199,544       1.35      8.119      360       356      77.87     100.00     21.81    28.95
August 2003                      29    10,778,702       4.55      8.484      360       357      80.06      95.38     20.49    38.02
September 2003                  150    54,674,739      23.10      9.094      360       358      79.74      96.01     19.57    42.35
October 2003                    225    82,957,297      35.04      8.960      360       359      80.53      96.24     25.21    42.47
July 2004                         2       624,359       0.26      8.108      360       356      68.23     100.00      0.00     0.00
August 2004                       2       585,488       0.25      7.403      360       357      54.65     100.00      0.00     0.00
September 2004                    2       885,994       0.37      8.059      360       358      71.29     100.00      0.00    53.52
October 2004                      9     2,993,603       1.26      8.063      360       359      79.98      88.52     20.80    29.90
Fixed Rate                      787    80,020,929      33.80      9.650      336       335      74.90      92.86      6.86    64.57

Total:                        1,216   236,720,555     100.00      9.171      352       350      78.25      94.99     17.16    49.19

Non-Zero Minimum:  2003-07-01
Maximum:           2004-10-01

------------------------------------------------------------------------------------------------------------------------------------
This  information  is being  delivered  to a specific  number of  prospective  sophisticated  investors  in order to assist  them in determining  whether they have an interest in the type of security  described  herein.  It has been prepared  solely for information purposes  and is not an  offer  to buy or sell or a  solicitation  of an  offer to buy or sell  any  security  or  instrument  or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley")
considers  reliable.  Morgan  Stanley  makes no  representation  or warranty  with  respect to the accuracy or  completeness  of the information,  or with respect to the terms of any future  offer of  securities  conforming  to the terms  hereof.  Any such offer of securities would be made pursuant to a definitive  Prospectus or Private Placement  Memorandum,  as the case may be, prepared by the issuer which could contain material  information not contained herein and to which the prospective  purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities  offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement  Memorandum.  The information  contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market  conditions or events,  and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material  impact on any returns  detailed.  Morgan  Stanley  disclaims  any and all liability  relating to this  information, including without limitation any express or implied  representations or warranties for, statements  contained in, and omissions from the information contained here. Additional  information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect  transactions in,  securities and instruments of issuers  mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date  appearing on this material only.  Information  in this material  regarding any assets backing any securities discussed herein  supersedes all prior information  regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please not that this publication has been issued by Morgan Stanley,  approved by Morgan Stanley  International  Limited, a member of
The Securities and Futures  Authority,  and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their
Morgan Stanley,  Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR
DISTRIBUTIONS     TO    PRIVATE     CUSTOMERS    AS    DEFINED    BY    THE    U.K.     SECURITIES     AND    FUTURES     AUTHORITY.
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                       Page 8 of 12

MORGAN STANLEY DEAN WITTER CAPITAL I - 2001-NC3                                                                       MORGAN STANLEY
                                                                                                                      1,216 records
Group II                                                                                                       Balance: 236,720,555
===================================================================================================================================

                                                                                                                                % of
                                                                                                            % of      % of  Mortgage
                                                                                                        Mortgage  Mortgage   Pool by
                                                      % of                                               Pool by   Pool by Aggregate
                                                    Mortgage                                           Aggregate Aggregate   Cut-off
                                                     Pool by                                             Cut-off   Cut-off      Date
                                        Aggregate  Aggregate  Weighted                                      Date      Date Principal
                             Number       Cut-off    Cut-off   Average  Weighted   Weighted  Weighted  Principal Principal   Balance
Geographic                       of          Date       Date     Gross   Average    Average   Average    Balance   Balance  are Full
Distribution of            Mortgage     Principal  Principal  Interest  Original  Remaining  Original  are Owner       are  Documen-
Mortgaged Properties          Loans       Balance    Balance      Rate      Term       Term       LTV   Occupied Purchases    tation
----------------------     --------  ------------  ---------  --------  --------  ---------  --------  --------- ---------  --------

California                     445   133,731,694       56.49     8.807       358        356     78.95      95.68     19.85    41.29
Texas                          173    13,435,992        5.68    10.230       304        303     75.09      97.13      7.36    70.92
Illinois                        60    11,070,390        4.68     9.624       354        353     76.25      92.34     14.29    47.50
Florida                         91    10,214,315        4.31     9.564       347        346     77.16      88.66     25.29    64.80
Michigan                        57     9,122,464        3.85     9.627       358        356     74.83      98.26     10.13    43.29
Colorado                        25     7,213,074        3.05     8.972       360        359     80.36      84.61     16.65    59.93
Massachusetts                   18     4,294,255        2.08     8.648       360        358     76.20      89.85      1.47    82.32
Georgia                         29     3,892,502        1.64     9.691       337        335     76.32     100.00     13.80    60.50
Washington                      16     3,801,213        1.61     9.612       360        359     78.68      92.75      7.47    40.60
New Jersey                      15     3,526,508        1.49     9.813       354        352     77.25     100.00     10.88    62.96
Ohio                            27     2,792,042        1.18     9.413       351        350     77.66      97.35     11.42    39.99
Virginia                        11     2,567,305        1.08     9.009       360        359     77.38     100.00     39.48    60.01
Arizona                         17     2,484,851        1.05    10.136       349        347     78.48     100.00      4.32    63.73
New Mexico                      10     2,220,924        0.94     9.760       357        355     77.34      80.63      2.81    63.10
Nevada                           9     2,133,795        0.90     9.318       360        358     83.44      95.62     58.88    56.95
Other                          213    23,589,231        9.97     9.804       340        339     78.71      95.60     11.72    61.55

Total:                       1,216   236,720,555      100.00     9.171       352        350     78.25      94.99     17.16    49.19

Number of States/District of Columbia Represented:  42

------------------------------------------------------------------------------------------------------------------------------------
This  information  is being  delivered  to a specific  number of  prospective  sophisticated  investors  in order to assist  them in determining  whether they have an interest in the type of security  described  herein.  It has been prepared  solely for information purposes  and is not an  offer  to buy or sell or a  solicitation  of an  offer to buy or sell  any  security  or  instrument  or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley")
considers  reliable.  Morgan  Stanley  makes no  representation  or warranty  with  respect to the accuracy or  completeness  of the information,  or with respect to the terms of any future  offer of  securities  conforming  to the terms  hereof.  Any such offer of securities would be made pursuant to a definitive  Prospectus or Private Placement  Memorandum,  as the case may be, prepared by the issuer which could contain material  information not contained herein and to which the prospective  purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities  offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement  Memorandum.  The information  contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market  conditions or events,  and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material  impact on any returns  detailed.  Morgan  Stanley  disclaims  any and all liability  relating to this  information, including without limitation any express or implied  representations or warranties for, statements  contained in, and omissions from the information contained here. Additional  information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect  transactions in,  securities and instruments of issuers  mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date  appearing on this material only.  Information  in this material  regarding any assets backing any securities discussed herein  supersedes all prior information  regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please not that this publication has been issued by Morgan Stanley,  approved by Morgan Stanley  International  Limited, a member of
The Securities and Futures  Authority,  and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their
Morgan Stanley,  Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR
DISTRIBUTIONS     TO    PRIVATE     CUSTOMERS    AS    DEFINED    BY    THE    U.K.     SECURITIES     AND    FUTURES     AUTHORITY.
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                        Page 9 of 12

MORGAN STANLEY DEAN WITTER CAPITAL I - 2001-NC3                                                                       MORGAN STANLEY
                                                                                                                       1,216 records
Group II                                                                                                        Balance: 236,720,555
====================================================================================================================================

                                                                                                                                % of
                                                                                                            % of      % of  Mortgage
                                                                                                        Mortgage  Mortgage   Pool by
                                                      % of                                               Pool by   Pool by Aggregate
                                                    Mortgage                                           Aggregate Aggregate   Cut-off
                                                     Pool by                                             Cut-off   Cut-off      Date
                                        Aggregate  Aggregate  Weighted                                      Date      Date Principal
                             Number       Cut-off    Cut-off   Average  Weighted   Weighted  Weighted  Principal Principal   Balance
                                 of          Date       Date     Gross   Average    Average   Average    Balance   Balance  are Full
                           Mortgage     Principal  Principal  Interest  Original  Remaining  Original  are Owner       are  Documen-
Occupancy                     Loans       Balance    Balance      Rate      Term       Term       LTV   Occupied Purchases    tation
----------------------     --------  ------------  ---------  --------  --------  ---------  --------  --------- ---------  --------

Primary                       1,135   224,867,600      94.99     9.146      352         350     78.37     100.00     16.68    50.08
Investment                       79    11,159,300       4.71     9.648      350         349     76.04       0.00     21.68    34.43
Second Home                       2       693,655       0.29     9.475      360         359     74.96       0.00    100.00     0.00

Total:                        1,216   236,720,555     100.00     9.171      352         350     78.25      94.99     17.16    49.19

------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                                % of
                                                                                                            % of      % of  Mortgage
                                                                                                        Mortgage  Mortgage   Pool by
                                                      % of                                               Pool by   Pool by Aggregate
                                                    Mortgage                                           Aggregate Aggregate   Cut-off
                                                     Pool by                                             Cut-off   Cut-off      Date
                                        Aggregate  Aggregate  Weighted                                      Date      Date Principal
                             Number       Cut-off    Cut-off   Average  Weighted   Weighted  Weighted  Principal Principal   Balance
                                 of          Date       Date     Gross   Average    Average   Average    Balance   Balance  are Full
                           Mortgage     Principal  Principal  Interest  Original  Remaining  Original  are Owner       are  Documen-
Property Type                 Loans       Balance    Balance      Rate      Term       Term       LTV   Occupied Purchases    tation
----------------------     --------  ------------  ---------  --------  --------  ---------  --------  --------- ---------  --------

Single Family Residence      1,006    189,294,485     79.97     9.168      351        350       77.99      96.24      15.02    49.45
PUD                            110     30,762,464     13.00     9.124      356        354       80.32      94.81      28.15    51.24
2-4 Family                      52      9,263,654      3.91     9.385      355        353       76.52      73.89      23.70    33.40
Condo                           33      6,434,495      2.72     9.026      352        350       78.69      89.45      17.65    54.49
Manufactured Housing            15        965,457      0.41    10.120      305        303       75.50      96.35      21.06    50.39

Total:                       1,216    236,720,555    100.00     9.171      352        350       78.25      94.99      17.16    49.19

------------------------------------------------------------------------------------------------------------------------------------
This  information  is being  delivered  to a specific  number of  prospective  sophisticated  investors  in order to assist  them in determining  whether they have an interest in the type of security  described  herein.  It has been prepared  solely for information purposes  and is not an  offer  to buy or sell or a  solicitation  of an  offer to buy or sell  any  security  or  instrument  or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley")
considers  reliable.  Morgan  Stanley  makes no  representation  or warranty  with  respect to the accuracy or  completeness  of the information,  or with respect to the terms of any future  offer of  securities  conforming  to the terms  hereof.  Any such offer of securities would be made pursuant to a definitive  Prospectus or Private Placement  Memorandum,  as the case may be, prepared by the issuer which could contain material  information not contained herein and to which the prospective  purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities  offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement  Memorandum.  The information  contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market  conditions or events,  and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material  impact on any returns  detailed.  Morgan  Stanley  disclaims  any and all liability  relating to this  information, including without limitation any express or implied  representations or warranties for, statements  contained in, and omissions from the information contained here. Additional  information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect  transactions in,  securities and instruments of issuers  mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date  appearing on this material only.  Information  in this material  regarding any assets backing any securities discussed herein  supersedes all prior information  regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please not that this publication has been issued by Morgan Stanley,  approved by Morgan Stanley  International  Limited, a member of
The Securities and Futures  Authority,  and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their
Morgan Stanley,  Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR
DISTRIBUTIONS     TO    PRIVATE     CUSTOMERS    AS    DEFINED    BY    THE    U.K.     SECURITIES     AND    FUTURES     AUTHORITY.
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                       Page 10 of 12

MORGAN STANLEY DEAN WITTER CAPITAL I - 2001-NC3                                                                       MORGAN STANLEY
                                                                                                                       1,216 records
Group II                                                                                                        Balance: 236,720,555
====================================================================================================================================

                                                                                                                                % of
                                                                                                            % of      % of  Mortgage
                                                                                                        Mortgage  Mortgage   Pool by
                                                      % of                                               Pool by   Pool by Aggregate
                                                    Mortgage                                           Aggregate Aggregate   Cut-off
                                                     Pool by                                             Cut-off   Cut-off      Date
                                        Aggregate  Aggregate  Weighted                                      Date      Date Principal
                             Number       Cut-off    Cut-off   Average  Weighted   Weighted  Weighted  Principal Principal   Balance
                                 of          Date       Date     Gross   Average    Average   Average    Balance   Balance  are Full
                           Mortgage     Principal  Principal  Interest  Original  Remaining  Original  are Owner       are  Documen-
Loan Purpose                  Loans       Balance    Balance      Rate      Term       Term       LTV   Occupied Purchases    tation
----------------------     --------  ------------  ---------  --------  --------  ---------  --------  --------- ---------  --------

Refinance - Cashout             890   164,366,982     69.44       9.149      350       348      76.84      95.55      0.00    51.19
Purchase                        155    40,626,351     17.16       9.285      359       357      83.79      92.34    100.00    34.33
Refinance - Rate Term           171    31,727,222     13.40       9.134      355       353      78.45      95.49      0.00    57.88

Total:                        1,216   236,720,555    100.00       9.171      352       350      78.25      94.99     17.16    49.19

------------------------------------------------------------------------------------------------------------------------------------


                                                                                                                                % of
                                                                                                            % of      % of  Mortgage
                                                                                                        Mortgage  Mortgage   Pool by
                                                      % of                                               Pool by   Pool by Aggregate
                                                    Mortgage                                           Aggregate Aggregate   Cut-off
                                                     Pool by                                             Cut-off   Cut-off      Date
                                        Aggregate  Aggregate  Weighted                                      Date      Date Principal
                             Number       Cut-off    Cut-off   Average  Weighted   Weighted  Weighted  Principal Principal   Balance
                                 of          Date       Date     Gross   Average    Average   Average    Balance   Balance  are Full
                           Mortgage     Principal  Principal  Interest  Original  Remaining  Original  are Owner       are  Documen-
Documentation Level           Loans       Balance    Balance      Rate      Term       Term       LTV   Occupied Purchases    tation
----------------------     --------  ------------  ---------  --------  --------  ---------  --------  --------- ---------  --------

Full                            625    98,122,196      41.45      9.107      346       345      78.41      96.43     12.02   100.00
Stated Documentation            366    87,430,076      36.93      9.270      356       354      77.12      93.75     21.05     0.00
Limited                         114    32,840,301      13.87      9.033      356       354      81.03      92.23     25.18     0.00
Full doc 2 yr W2/tax
  returns                       111    18,327,983       7.74      9.287      356       354      77.79      98.14     11.75   100.00

Total:                        1,216   236,720,555     100.00      9.171      352       350      78.25      94.99     17.16    49.19

------------------------------------------------------------------------------------------------------------------------------------
This  information  is being  delivered  to a specific  number of  prospective  sophisticated  investors  in order to assist  them in determining  whether they have an interest in the type of security  described  herein.  It has been prepared  solely for information purposes  and is not an  offer  to buy or sell or a  solicitation  of an  offer to buy or sell  any  security  or  instrument  or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley")
considers  reliable.  Morgan  Stanley  makes no  representation  or warranty  with  respect to the accuracy or  completeness  of the information,  or with respect to the terms of any future  offer of  securities  conforming  to the terms  hereof.  Any such offer of securities would be made pursuant to a definitive  Prospectus or Private Placement  Memorandum,  as the case may be, prepared by the issuer which could contain material  information not contained herein and to which the prospective  purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities  offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement  Memorandum.  The information  contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market  conditions or events,  and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material  impact on any returns  detailed.  Morgan  Stanley  disclaims  any and all liability  relating to this  information, including without limitation any express or implied  representations or warranties for, statements  contained in, and omissions from the information contained here. Additional  information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect  transactions in,  securities and instruments of issuers  mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date  appearing on this material only.  Information  in this material  regarding any assets backing any securities discussed herein  supersedes all prior information  regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please not that this publication has been issued by Morgan Stanley,  approved by Morgan Stanley  International  Limited, a member of
The Securities and Futures  Authority,  and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their
Morgan Stanley,  Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR
DISTRIBUTIONS     TO    PRIVATE     CUSTOMERS    AS    DEFINED    BY    THE    U.K.     SECURITIES     AND    FUTURES     AUTHORITY.
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                      Page 11 of 12

MORGAN STANLEY DEAN WITTER CAPITAL I - 2001-NC3                                                                      MORGAN STANLEY
                                                                                                                      1,216 records
Group II                                                                                                       Balance: 236,720,555
===================================================================================================================================

                                                                                                                                % of
                                                                                                            % of      % of  Mortgage
                                                                                                        Mortgage  Mortgage   Pool by
                                                      % of                                               Pool by   Pool by Aggregate
                                                    Mortgage                                           Aggregate Aggregate   Cut-off
                                                     Pool by                                             Cut-off   Cut-off      Date
                                        Aggregate  Aggregate  Weighted                                      Date      Date Principal
                             Number       Cut-off    Cut-off   Average  Weighted   Weighted  Weighted  Principal Principal   Balance
                                 of          Date       Date     Gross   Average    Average   Average    Balance   Balance  are Full
                           Mortgage     Principal  Principal  Interest  Original  Remaining  Original  are Owner       are  Documen-
Credit Score                  Loans       Balance    Balance      Rate      Term       Term       LTV   Occupied Purchases    tation
----------------------     --------  ------------  ---------  --------  --------  ---------  --------  --------- ---------  --------

NA                                2       282,446       0.12       9.460     360       358      84.64     100.00     54.71   100.00
Below 500                         4       569,982       0.24      10.310     360       358      75.31     100.00      0.00    31.67
500 - 525                       171    28,996,161      12.25       9.899     353       351      76.95      99.19      9.43    67.59
526 - 550                       212    36,755,808      15.53       9.451     350       348      77.33      94.28     11.01    62.58
551 - 575                       183    36,354,227      15.36       9.316     350       349      77.18      96.92     13.06    53.44
576 - 600                       173    35,280,084      14.90       9.052     353       351      78.08      96.06     18.24    50.58
601 - 625                       160    35,430,253      14.97       8.884     352       350      79.13      97.27     20.07    46.02
626 - 650                       144    28,890,411      12.20       8.764     354       353      78.75      93.06     19.59    32.91
651 - 675                        84    17,040,467       7.20       8.879     350       348      79.85      90.46     31.43    30.60
676 - 700                        51    10,044,844       4.24       8.796     354       353      80.96      90.61     24.60    25.49
701 - 725                        14     3,452,893       1.46       8.771     360       358      81.26      82.84     28.77    38.38
726 - 750                         7     1,883,396       0.80       9.063     353       351      85.05      76.28     23.87    42.58
751 - 775                         5     1,076,094       0.45       8.665     360       358      77.95      67.65     32.35     9.29
776 - 800                         4       422,918       0.18       8.891     360       359      76.78     100.00     29.76    14.41
Above 800                         2       240,569       0.10       7.477     235       232      47.99      69.28      0.00   100.00

Total:                        1,216   236,720,555     100.00       9.171     352       350      78.25      94.99     17.16    49.19

Minimum:           448
Maximum:           801
Weighted Average:  591

------------------------------------------------------------------------------------------------------------------------------------
This  information  is being  delivered  to a specific  number of  prospective  sophisticated  investors  in order to assist  them in determining  whether they have an interest in the type of security  described  herein.  It has been prepared  solely for information purposes  and is not an  offer  to buy or sell or a  solicitation  of an  offer to buy or sell  any  security  or  instrument  or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley")
considers  reliable.  Morgan  Stanley  makes no  representation  or warranty  with  respect to the accuracy or  completeness  of the information,  or with respect to the terms of any future  offer of  securities  conforming  to the terms  hereof.  Any such offer of securities would be made pursuant to a definitive  Prospectus or Private Placement  Memorandum,  as the case may be, prepared by the issuer which could contain material  information not contained herein and to which the prospective  purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities  offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement  Memorandum.  The information  contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market  conditions or events,  and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material  impact on any returns  detailed.  Morgan  Stanley  disclaims  any and all liability  relating to this  information, including without limitation any express or implied  representations or warranties for, statements  contained in, and omissions from the information contained here. Additional  information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect  transactions in,  securities and instruments of issuers  mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date  appearing on this material only.  Information  in this material  regarding any assets backing any securities discussed herein  supersedes all prior information  regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please not that this publication has been issued by Morgan Stanley,  approved by Morgan Stanley  International  Limited, a member of
The Securities and Futures  Authority,  and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their
Morgan Stanley,  Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR
DISTRIBUTIONS     TO    PRIVATE     CUSTOMERS    AS    DEFINED    BY    THE    U.K.     SECURITIES     AND    FUTURES     AUTHORITY.
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                        Pag 12 of 12